EXECUTION COPY


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                364-DAY AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 August 10, 2000

                                     between

                         WASHINGTON MUTUAL, INC. and
                    WASHINGTON MUTUAL FINANCE CORPORATION,
                                  as Borrowers

                            The LENDERS Party Hereto

                            BANK OF AMERICA, N.A.,
                       BANC ONE CAPITAL MARKETS, INC. and
                                CITIBANK, N.A.
                             as Syndication Agents,

                           CHASE SECURITIES, INC.,
                        as Book Manager and Lead Arranger

                                       and

                          THE CHASE MANHATTAN BANK,
                             as Administrative Agent



                                 $1,200,000,000



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



                                TABLE OF CONTENTS

                                                                            PAGE


                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01.  Defined
                    Terms.............................................1
     SECTION 1.02.  Classification of Loans and
                    Borrowings....................17
     SECTION 1.03.  Terms
                    Generally...........................................18
     SECTION 1.04.  Accounting Terms;
                    GAAP....................................18

                                   ARTICLE II
                                   THE CREDITS

     SECTION 2.01.  The
                    Commitments...........................................18
     SECTION 2.02.  Loans and
                    Borrowings......................................19
     SECTION 2.03.  Requests for Syndicated
                    Borrowings........................20
     SECTION 2.04.  Competitive Bid
                    Procedure.................................21
     SECTION 2.05.  Funding of
                    Borrowings.....................................23
     SECTION 2.06.  Interest
                    Elections........................................23
     SECTION 2.07.  Termination and Reduction of the
                    Commitments..............25
     SECTION 2.08.  Repayment of Loans; Evidence of
                    Debt......................25
     SECTION 2.09.  Prepayment of
                    Loans.......................................28
     SECTION 2.10.  Fees......................................................28
     SECTION 2.11.  Interest..................................................29
     SECTION 2.12.  Alternate Rate of
                    Interest................................30
     SECTION 2.13.  Increased
                    Costs...........................................31
     SECTION 2.14.  Break Funding
                    Payments....................................32
     SECTION 2.15.  Taxes.....................................................33
     SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of
                    Set-offs..................................................34
     SECTION 2.17.  Mitigation Obligations; Replacement of
                    Lenders............35
     SECTION 2.18.  Extension of Commitment Termination
                    Date..................36
     SECTION 2.19.  Illegality................................................38

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01.  Organization;
                    Powers......................................38
     SECTION 3.02.  Authorization;
                    Enforceability.............................38
     SECTION 3.03.  Governmental Approvals; No
                    Conflicts......................38
     SECTION 3.04.  Financial Condition; No Material Adverse
                    Change...........39
     SECTION 3.05.  Properties................................................39
     SECTION 3.06.  Litigation and Environmental
                    Matters......................39
     SECTION 3.07.  Compliance with Laws and
                    Agreements.......................39
     SECTION 3.08.  Investment and Holding Company
                    Status.....................40

     SECTION 3.09.  Taxes.....................................................40
     SECTION 3.10.  ERISA.....................................................40
     SECTION 3.11.  Disclosure................................................40
     SECTION 3.12.  Use of Credit.............................................40
     SECTION 3.13.  Material Agreements and
                    Liens.............................41
     SECTION 3.14.  Subsidiaries..............................................41

                                   ARTICLE IV
                                   CONDITIONS

     SECTION 4.01.  Effective
                    Date............................................42
     SECTION 4.02.  Each Credit
                    Event.........................................43

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

     SECTION 5.01.  Financial Statements and Other
                    Information................43
     SECTION 5.02.  Notices of Material
                    Events................................45
     SECTION 5.03.  Existence; Conduct of
                    Business............................46
     SECTION 5.04.  Payment of
                    Obligations....................................46
     SECTION 5.05.  Maintenance of Properties;
                    Insurance......................46
     SECTION 5.06.  Books and Records; Inspection
                    Rights......................46
     SECTION 5.07.  Compliance with
                    Laws......................................46
     SECTION 5.08.  Use of
                    Proceeds...........................................46

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     SECTION 6.01.  Liens.....................................................47
     SECTION 6.02.  Fundamental
                    Changes.......................................48
     SECTION 6.03.  Certain Restrictions on
                    Subsidiaries......................49
     SECTION 6.04.  Certain Financial
                    Covenants...............................49
     SECTION 6.05.  Insured Subsidiary
                    Capital................................50
     SECTION 6.06.  Payment of
                    Dividends......................................50

                                   ARTICLE VII

               EVENTS OF DEFAULT................................50


                                  ARTICLE VIII
                                     AGENTS

     SECTION 8.01  Administrative
                    Agent.......................................53
     SECTION 8.02  Syndication
                    Agents.........................................55

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.01.  Notices...................................................55
     SECTION 9.02.  Waivers;
                    Amendments.......................................56
     SECTION 9.03.  Expenses; Indemnity; Damage
                    Waiver........................57
     SECTION 9.04.  Successors and
                    Assigns....................................58
     SECTION 9.05.  Survival..................................................61
     SECTION 9.06.  Counterparts; Integration;
                    Effectiveness..................61
     SECTION 9.07.  Severability..............................................62
     SECTION 9.08.  Right of
                    Setoff...........................................62
     SECTION 9.09.  Governing Law; Jurisdiction;
                    Etc..........................62
     SECTION 9.10.  WAIVER OF JURY
                    TRIAL......................................63
     SECTION 9.11.  Headings..................................................63
     SECTION 9.12.  Treatment of Certain Information;
                    Confidentiality.........63


SCHEDULE I     -     Commitments
SCHEDULE II    -     Material Agreements and Liens
SCHEDULE III   -     Litigation
SCHEDULE IV   -     Environmental Matters
SCHEDULE V    -     Subsidiaries

EXHIBIT A - Form of  Assignment  and  Acceptance
EXHIBIT B - Form of Opinion of Counsel to the Borrowers
EXHIBIT C - Form of Opinion of Special New York Counsel to Chase

            364-DAY AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 10, 2000, between WASHINGTON MUTUAL, INC. ("WAMU"), and WASHINGTON MUTUAL FINANCE CORPORATION ("FINANCE"; each of WAMU and Finance is herein referred to as a "BORROWER" and, collectively, as the "BORROWERS"), the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

            WAMU and Finance (formerly known as Aristar, Inc.), the lenders named therein and Chase, as administrative agent, are parties to a Credit Agreement dated as of August 11, 1999 (as heretofore modified and supplemented and in effect on the date hereof immediately before the amendment and restatement contemplated hereby, the "EXISTING CREDIT AGREEMENT"). The Borrowers have requested that the Lenders party hereto amend the Existing Credit Agreement to (i) increase the aggregate amount of the credit available thereunder from $600,000,000 to $1,200,000,000 and (ii) make certain other modifications to the Existing Credit Agreement, and restate the Existing Credit Agreement as so amended in its entirety. The Lenders are willing to so agree and, accordingly, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated as of the date hereof (subject to Section 5.01) in its entirety as follows:

                                    ARTICLE I
                                   DEFINITIONS


            SECTION 1.01.  DEFINED TERMS.  As used in this Agreement, the following terms have the meanings specified below:

            "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "ACQUISITION" shall mean any transaction, or any series of related transactions, consummated after the date of this Agreement, by which WAMU and/or one or more of its Subsidiaries (in one transaction or as the most recent transaction in a series of related transactions) (a) acquires any going business or all or substantially all of the assets of any Person (or division or operating unit thereof), whether through purchase of assets, merger or otherwise or, (b) directly or indirectly acquires control of securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests of any corporation, limited liability company, partnership, association or other entity.

            "ADJUSTED LIBO RATE" means, for the Interest Period for any Eurodollar Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period MULTIPLIED by (b) the Statutory Reserve Rate for such Interest Period.

                            364-DAY CREDIT AGREEMENT

            "ADMINISTRATIVE   AGENT"   means   Chase,   in   its   capacity   as
administrative agent for the Lenders hereunder.

            "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate for such day plus 1% and (c) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, as the case may be.

            "APPLICABLE PERCENTAGE" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the aggregate principal amount of the Syndicated Loans held by the Lenders or, if no Syndicated Loans are outstanding, the Commitments most recently in effect, giving effect to any assignments.

            "APPLICABLE RATE" means, for any day, with respect to any ABR Loan, zero, or with respect to any Syndicated Eurodollar Loan, or with respect to the facility fees or utilization fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption, "Eurodollar Spread", "Facility Fee Rate" or "Utilization Fee Rate", respectively, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

--------------------------------------------------------------------------------
                                Eurodollar Facility Fee       Utilization Fee
                               -----------
                  Index Debt     Spread        Rate               Rate
                                 ------        ----           --------
                   Ratings
                --------------
                (S&P/Moody's)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                        if > 33-1/3%   if > 66-
                                                           -
                                                        Utilization      2/3%
                                                        -----------
                                                                     Utilization
                                                                     -----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Category 1         > A+/A1       .230%        .070%         .050%        .050%
                   --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Category 2          A-/A3        .270%        .080%         .125%        .175%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Category 3        BBB+/Baa1      .350%        .100%         .150%        .200%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Category 4         BBB/Baa2      .500%        .125%         .150%        .200%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Category 5         BBB-/Baa3     .600%        .150%         .150%        .200%

--------------------------------------------------------------------------------

                            364-DAY CREDIT AGREEMENT

            For purposes of the foregoing, "UTILIZATION" means, at any time, the result (expressed as a percentage) obtained by dividing (a) the sum at such time of the aggregate outstanding principal amount of the Loans by (b) the aggregate outstanding Commitments (and for this purpose, each Non-Extending Lender shall be deemed to have a Commitment in an amount equal to the aggregate outstanding principal amount of its Non-Extending Lender Term Loans and, in the case of any Lender that has outstanding Term Loans at such time, such Lender shall be deemed to have a Commitment in an amount equal to the aggregate outstanding principal amount of its Term Loans).

            For purposes of the  foregoing,  (i) if either  Moody's or S&P shall not have in effect a rating for the Index Debt of a Borrower (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating for the Index Debt of such Borrower in Category 5; and (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

            Subject to the foregoing,

                  (a) with respect to any facility fees payable under Section 2.10(a), the Applicable Rate shall be determined by reference to the higher Index Debt rating assigned by Moody's and S&P to the Borrower with the lower overall Index Debt rating assigned by Moody's and S&P; PROVIDED that if there shall be a difference of two or more rating categories between the ratings assigned by Moody's and S&P to the Index Debt of the Borrower by reference to whose Index Debt the Applicable Rate is to be determined, such Applicable Rate shall be determined by reference to the Index Debt rating that is one category lower than the higher of the two Index Debt ratings assigned by Moody's and S&P; and


                  (b) with respect to any utilization fees payable by a Borrower under Section 2.10(b) and any Syndicated Eurodollar Loan made to such Borrower, the Applicable Rate shall be determined by reference to the higher Index Debt rating assigned by Moody's and S&P to such Borrower; PROVIDED that if there shall be a difference of two or more rating categories between the ratings assigned by Moody's and S&P to the Index Debt of such Borrower, such Applicable Rate shall be determined by reference to the Index Debt rating that is one category lower than the higher of the two Index Debt ratings assigned by Moody's and S&P.

                            364-DAY CREDIT AGREEMENT

            "ASSESSMENT RATE" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in Dollars at the offices of such member in the United States of America; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

            "ASSET SECURITIZATION" shall mean a public or private transfer of installment receivables, credit card receivables, lease receivables or any other type of secured or unsecured financial assets which transfer is recorded as a sale according to GAAP as of the date of such transfer.

            "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

            "AVAILABILITY PERIOD" means the period from and including the Effective Date to and including the Commitment Termination Date.

            "BANK REGULATORY AUTHORITY" means the Board, the Comptroller of the Currency, the Federal Deposit Insurance Corporation and all other relevant bank regulatory authorities (including relevant state bank regulatory authorities).

            "BASE CD RATE" means, for any day, the sum of (a) the Three-Month Secondary CD Rate for such day multiplied by the Statutory Reserve Rate for such day plus (b) the Assessment Rate for such day.

            "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

            "BORROWERS" means collectively, Finance and WAMU.

            "BORROWING" means (a) all ABR Loans made to, or converted or continued by, a Borrower on the same date or (b) all Syndicated Eurodollar Loans or Competitive Loans made to a Borrower of the same Class and Type that have the same Interest Period (or any single Competitive Loan made to such Borrower that does not have the same Interest Period as any other Competitive Loan of the same
Type). For purposes hereof, the date of a Syndicated Borrowing comprising one or more Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loan or Loans.

            "BORROWING REQUEST" means a request by a Borrower for a Syndicated Borrowing in accordance with Section 2.03.

                            364-DAY CREDIT AGREEMENT

            "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

            "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "CHANGE IN CONTROL" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of WAMU; (b) during any period of 25 consecutive calendar months, a majority of the Board of Directors of WAMU ceasing to be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses
(i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board; (c) the acquisition by any Person or group of direct or indirect possession of the power to direct or cause to direct the management or policies of WAMU, whether through the ability to exercise voting power, by contract or otherwise; or (d) the failure of WAMU to own at least 80% of the outstanding capital stock of Finance.

            "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "CHASE" means The Chase Manhattan Bank.

            "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Syndicated Loans or Competitive Loans.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITMENTS" means, collectively, the Revolving Credit
Commitments.


                            364-DAY CREDIT AGREEMENT

                                      -6-
            "COMMITMENT TERMINATION DATE" means August 9, 2001 as such date may be extended pursuant to Section 2.18.

            "COMPETITIVE", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.04.

            "COMPETITIVE BID" means an offer by a Lender to make a Competitive Loan in accordance with Section 2.04.

            "COMPETITIVE BID RATE" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

            "COMPETITIVE BID REQUEST" means a request by a Borrower for Competitive Bids in accordance with Section 2.04.

            "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

            "CONSOLIDATED ASSETS" shall mean, at any date, the amount at which the assets of WAMU and its Subsidiaries are or should be shown on a consolidated statement of financial position prepared in accordance with GAAP as at such date.

            "CONSOLIDATED EQUITY" shall mean, at any date, the amount of stockholders' equity of WAMU and its Subsidiaries determined on a consolidated basis without duplication in accordance with GAAP (and, for the purposes of Section 6.04 only, shall include Special Preferred Equity Securities, but only to the extent that such Special Preferred Equity Securities could be treated as Tier 1 capital of WAMU if WAMU were a bank holding company subject to regulation by the Board).

            "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of Finance in its consolidated financial statements as of such date.

            "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "DISCLOSED  MATTERS"  means  the  actions,   suits  and  proceedings
disclosed in Schedule III and the  environmental  matters  disclosed in Schedule
IV.

            "DOLLARS" or "$" refers to lawful money of the United States of America.

            "DOUBLE LEVERAGE RATIO" means, at any date, the ratio of (a) the sum of (i) the aggregate book value of the Investments of WAMU in the capital notes and stock of its Subsidiaries as at such date PLUS (ii) the aggregate amount of intangibles (including purchased

                            364-DAY CREDIT AGREEMENT

                                       -7-
mortgage servicing rights and purchased credit card relationships) of the Subsidiaries of WAMU as at such date to (b) Consolidated Equity as at such date.

            "EFFECTIVE DATE" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

            "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "ENVIRONMENTAL   LIABILITY"  means  any  liability,   contingent  or
otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of either Borrower or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA AFFILIATE" means, with respect to a Borrower, any trade or business (whether or not incorporated) that, together with such Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "ERISA  EVENT"  means (a) any  "reportable  event",  as  defined  in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by either Borrower or any of their respective ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the distribution of or receipt by either Borrower or any of their respective ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan or the institution of proceedings by from the PBGC or a plan administrator in relation to the foregoing; (f) the incurrence by either


                            364-DAY CREDIT AGREEMENT

 Borrower or any of their respective ERISA Affiliates of any liability (including the obligation to satisfy secondary liability as a result of a purchaser default) with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by either Borrower or any of their respective ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from either Borrower or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the institution of a proceeding by a fiduciary of any Multiemployer Plan against either Borrower or any of their respective ERISA Affiliates to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; or (i) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if either Borrower or any of their respective ERISA Affiliates fails to timely provide security to the Plan in accordance with the provisions of said Sections.

            "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to (a) in the case of a Syndicated Loan or Borrowing, the Adjusted LIBO Rate, or (b) in the case of a Competitive Loan or Borrowing, the LIBO Rate.

            "EVENT OF DEFAULT" has the meaning assigned to such term in Article VII.

            "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by such Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with
Section 2.15(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from such Borrower with respect to such withholding tax pursuant to Section 2.15(a).

            "EXISTING COMMITMENT TERMINATION DATE" has the meaning assigned to such term in Section 2.18(a).

            "EXISTING CREDIT AGREEMENT" has the meaning assigned to such term in the preamble.

            "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if

                            364-DAY CREDIT AGREEMENT
such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "FINANCE" means Washington Mutual Finance Corporation, a Delaware corporation, formerly known as Aristar, Inc.

            "FINANCIAL OFFICER" means, with respect to a Borrower, the chief financial officer, principal accounting officer, treasurer or controller of such Borrower.

            "FIXED RATE" means, with respect to any Competitive Loan (other than a Competitive Eurodollar Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

            "FIXED RATE LOAN" means a Competitive Loan bearing interest at a Fixed Rate.

            "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which either Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "GAAP" means generally accepted accounting principles in the United States of America.

            "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                            364-DAY CREDIT AGREEMENT

            "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.


            "INDEX DEBT" means, with respect to a Borrower, senior, unsecured, long-term indebtedness for borrowed money of such Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.

            "INSURED SUBSIDIARY" means any insured depositary institution (as defined in 12 U.S.C. ss.1813(c) (or any successor provision), as amended, re-enacted or redesignated from time to time, that is controlled (within the meaning of 12 U.S.C. ss.1841 (or any successor provision), as amended, re-enacted or redesignated from time to time) by either Borrower.

            "INTEREST ELECTION REQUEST" means a request by a Borrower to convert or continue a Syndicated Borrowing in accordance with Section 2.06.

            "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan, each Quarterly Date, (b) with respect to any Eurodollar Loan, the last day of each Interest Period therefor and, in the case of any Interest Period for a Eurodollar Loan that is more than three months long, each day prior to the last day of such Interest Period that occurs at intervals of three months after the

                            364-DAY CREDIT AGREEMENT
first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period therefor and, in the case of any Interest Period for a Fixed Rate Loan that is more than 90 days long (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Loan.

            "INTEREST PERIOD" means:


            (a) for any Borrowing (other than an ABR Borrowing), the Interest Period of the Loan or Loans constituting such Borrowing;

            (b) for any Syndicated Eurodollar Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request;

            (c) for any Competitive Eurodollar Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Competitive Bid Request; and

            (d) for any Fixed Rate Loan, the period (which shall not be less than 7 days or more than 180 days) commencing on the date of such Loan and ending on the date specified in the applicable Competitive Bid Request;

PROVIDED, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and, in the case of a Syndicated Loan, thereafter shall be the effective date of the most recent conversion or continuation of such Loan.

            "INVESTMENt" means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person

                            364-DAY CREDIT AGREEMENT
and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

            "LENDERS" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

            "LIBO RATE" means, for the Interest Period for any Eurodollar Borrowing, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            "LOANS" means the loans made by the Lenders to the Borrowers (or to either of them) pursuant to this Agreement.

            "MAJOR   SUBSIDIARIES"   shall  mean  Washington   Mutual  Bank  and
Washington Mutual Bank, FA.

            "MARGIN" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

            "MARGIN   STOCK"  means   "margin   stock"  within  the  meaning  of
Regulations T, U and X of the Board.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of either Borrower and its Subsidiaries, in each case, taken as a whole, (b) the ability of either Borrower to perform any of its obligations under this Agreement or (c) the rights of or benefits available to the Lenders under this Agreement.


                            364-DAY CREDIT AGREEMENT

            "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrowers and their respective Subsidiaries in an aggregate principal amount exceeding $40,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

            "MATURITY DATE" has the meaning assigned to such term in Section 2.08(b)(i).

            "MOODY'S" means Moody's Investors Service, Inc.
             -------

            "MULTIEMPLOYER  PLAN"  means  a  multiemployer  plan as  defined  in
Section 4001(a)(3) of ERISA.

            "NON-EXTENDING LENDER" has the meaning set forth in Section 2.18(a).

            "NON-EXTENDING LENDER TERM LOAN MATURITY DATE" has the meaning assigned to such term in Section 2.08(b)(ii).

            "NON-EXTENDING LENDER TERM LOAN" has the meaning assigned to such term in Section 2.08(b)(ii).

            "NON-MATERIAL SUBSIDIARIES" shall mean, as at any date, Subsidiaries of WAMU the total assets of which, in the aggregate, do not exceed one percent (1%) of the Consolidated Assets of WAMU and all of its Subsidiaries, as at such date.

            "NON-PERFORMING ASSETS" shall mean, as at any date, the sum, for WAMU and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the following: (a) non-accrual loans PLUS (b) accruing loans past due 90 days or more PLUS (c) other non-performing assets PLUS (d) other real estate owned PLUS (e) without duplication for amounts included as other real estate owned, property acquired pursuant to in-substance foreclosures.

            "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "PERMITTED ENCUMBRANCES" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;


                            364-DAY CREDIT AGREEMENT

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) cash deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

            (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that in the aggregate are not material in amount and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any of the Borrowers and their Subsidiaries;

PROVIDED that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

            "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which either Borrower or any of their respective ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "QUARTERLY DATES" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

            "REGISTER" has the meaning assigned to such term in Section 9.04.

            "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                            364-DAY CREDIT AGREEMENT

            "REPURCHASE   ARRANGEMENTS"   shall  mean   repurchase  and  reverse
repurchase arrangements with respect to securities and financial instruments.

            "REQUIRED LENDERS" means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time (PROVIDED that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders).

            "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of Finance, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of Finance or of any option, warrant or other right to acquire any such shares of capital stock of Finance.

            "REVOLVING CREDIT COMMITMENT" means as to each Lender, the obligation of such Lender to make Syndicated Loans pursuant to Section 2.01, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Credit Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed such Revolving Credit Commitment, as applicable. The initial aggregate amount of the Revolving Credit Commitments shall be $1,200,000,000.

            "REVOLVING CREDIT EXPOSURE" means, with respect to any Lender at any time, the aggregate outstanding principal amount of such Lender's Syndicated Loans at such time.

            "SEC"  means  the   Securities   and  Exchange   Commission  or  any
Governmental Authority succeeding to any or all of the functions of said Commission.

            "SENIOR INDEBTEDNESS" means all Indebtedness of Finance other than Subordinated Indebtedness.

            "SPECIAL PREFERRED EQUITY SECURITIES" shall mean preferred equity securities, if any, issued by a wholly-owned Subsidiary of WAMU of the type marketed under proprietary names such as MIPS, SKIS and TOPRS.

            "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

            "STATUTORY RESERVE RATE" means, for any day (or for the Interest Period for any Eurodollar Borrowing), a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one MINUS the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental

                            364-DAY CREDIT AGREEMENT
reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject on such day (or, with respect to an Interest Period, the denominator of which is the number one MINUS the arithmetic mean of such aggregates for the days in such Interest Period) (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "SUBORDINATED INDEBTEDNESS" means all Indebtedness of Finance which is subordinate and junior in right and time of payment to any other Indebtedness (including all Loans and interest thereon).

            "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

            "SYNDICATED LOAN" means a Loan made pursuant to Section 2.01 including each Term Loan and Non-Extending Lender Term Loan that has been converted from a Syndicated Loan pursuant to Section 2.08(b)(i) or (ii).

            "TANGIBLE NET WORTH" means, as at any date,

            (a) with respect to WAMU, the sum of:

                  (i)   Consolidated Equity as at such date; MINUS


                  (ii) the amount of Special Preferred Equity Securities, to the extent otherwise included in Consolidated Equity, as at such date; MINUS

                  (iii) the sum for WAMU and its  Subsidiaries  (determined on a consolidated basis without duplication in accordance with GAAP) of the cost of treasury shares and the book value of all assets that should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at Consolidated Equity) but in any event including goodwill, minority interests, research and development costs, trademarks, trade names,

                            364-DAY CREDIT AGREEMENT
            copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1999, all determined as at such date.

            (b) with respect to Finance, the stockholders' equity of Finance and its Consolidated Subsidiaries less the amount (to the extent reflected in determining such consolidated stockholders' equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights organization or developmental expenses and other intangible assets of Finance and its Consolidated Subsidiaries, all determined on a consolidated basis as of such date MINUS the aggregate principal amount of Indebtedness as at such date owing to Finance or any Subsidiaries of Finance by WAMU or any Subsidiaries of WAMU that are not Finance or Subsidiaries of Finance.

            "TAXES" means any and all present or future taxes, levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

            "TERM LOAN" has the meaning assigned to such term in Section 2.08(b)(i).

            "THREE-MONTH SECONDARY CD RATE" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

            "TRANSACTIONS" means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and the use of the proceeds thereof.

            "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

            "WAMU" means Washington Mutual, Inc., a Washington corporation.


            "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                            364-DAY CREDIT AGREEMENT

            SECTION 1.02.  CLASSIFICATION OF LOANS AND BORROWINGS.  For

purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Syndicated Loan"), by Type (e.g., a "Eurodollar Loan") or by any combination thereof. Borrowings also may be classified and referred to by Class (e.g., a "Syndicated Borrowing"), by Type (e.g., a "Eurodollar Borrowing") or by any combination thereof.

            SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision is amended in accordance herewith.

                                   ARTICLE II
                                   THE CREDITS

            SECTION 2.01. THE COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender agrees to make Syndicated Loans to either or both of the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment PLUS the aggregate principal amount of such Lender's outstanding Term Loans and Non-Extending Lender Term Loans or (b) the sum of the total Revolving Credit Exposures PLUS the aggregate principal amount of outstanding Competitive Loans exceeding the sum of the total Commitments PLUS the

                            364-DAY CREDIT AGREEMENT
 aggregate principal amount of outstanding Term Loans and Non-Extending Lender Term Loans. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Syndicated Loans.

            SECTION 2.02.  Loans and Borrowings.

            (a) Obligations of Lenders. Each Syndicated Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

            (b) Type of Loans. Subject to Section 2.12, (i) each Syndicated Borrowing shall be constituted entirely of ABR Loans or Eurodollar Loans as the relevant Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be constituted entirely of Eurodollar Loans or Fixed Rate Loans as the relevant Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of the Interest Period for any Syndicated Eurodollar Borrowing, such Borrowing shall be in an aggregate amount of $10,000,000 or a larger multiple of $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount equal to $5,000,000 or a larger multiple of $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Syndicated Eurodollar Borrowings outstanding.

            (d) Limitations on Lengths of Interest Periods. Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert to or continue as a Syndicated Eurodollar Borrowing, any Borrowing if the Interest Period requested therefor would end after the Commitment Termination Date except that a Borrower shall be entitled to request, or to elect to convert to or continue as a Syndicated Eurodollar Borrowing, any Borrowing after it has provided notice to convert the Syndicated Loans constituting (or to constitute) such Borrowing to Term Loans in accordance with Section 2.08(b)(i) or Non-Extending Lender Term Loans in accordance with
Section 2.08(b)(ii) if the Interest Period requested therefor would end after the Commitment Termination Date so long as such requested Interest Period would not end after the Maturity Date or the Non-Extending Lender Term Loan Maturity Date, respectively.

            (e) Treatment of Loans Outstanding under the Existing Credit Agreement. In the event that any loans under the Existing Credit Agreement shall remain outstanding on the

                            364-DAY CREDIT AGREEMENT

     Effective Date, then any then-outstanding "Interest Periods" (as defined in the Existing Credit Agreement) shall automatically be terminated and such loans shall be continued as Syndicated Loans hereunder and the Lenders hereunder shall, on the Effective Date, take such actions, and make such adjustments among themselves, as shall be necessary so that such loans are held hereunder pro rata in accordance with their respective Commitments, including by purchasing the loans under the Existing Credit Agreement of any "Lenders" under the Existing Credit Agreement that are not becoming Lenders hereunder. On the Effective Date, the Borrower shall cause to be paid to each "Lender" party to the Existing Credit Agreement, all amounts that would be owing to such Lender under Section
2.14 of the Existing Credit Agreement as if the "Loans" of such Lender under the Existing Credit Agreement were being repaid on the Effective Date, whether or not any such loans are actually repaid on the Effective Date.

            SECTION 2.03. Requests for Syndicated Borrowings. To request a Syndicated Borrowing, the relevant Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Syndicated Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the relevant Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

            (i)  the aggregate amount of the requested Borrowing;

            (ii)  the date of such Borrowing, which shall be a Business Day;

            (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

            (iv) in the case of a Syndicated Eurodollar Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (v) the location and number of the relevant Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Syndicated Borrowing is specified, then the requested Syndicated Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Syndicated Eurodollar Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.


                            364-DAY CREDIT AGREEMENT

            SECTION 2.04.  Competitive Bid Procedure.


            (a) Requests for Bids by the Borrowers. Subject to the terms and conditions set forth herein, from time to time during the period from the Effective Date to but excluding the Commitment Termination Date either Borrower or both Borrowers may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the sum of the total Commitments plus outstanding Term Loans and Non-Extending Lender Term Loans. To request Competitive Bids, the relevant Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that the Borrowers may submit up to (but not more than) two Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the relevant Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

            (i)  the aggregate amount of the requested Borrowing;

            (ii)  the date of such Borrowing, which shall be a Business Day;

            (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

            (iv) the Interest Period for such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (v) the location and number of the relevant Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

            (b) Making of Bids by Lenders. Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the relevant Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Competitive Eurodollar Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a

                            364-DAY CREDIT AGREEMENT

Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender of such rejection as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be $10,000,000 or a larger multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the relevant Borrower) of the Competitive Loan or Loans that the Lender is willing to make,
(ii) the Competitive Bid Rate or Competitive Bid Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period for each such Loan and the last day thereof.

            (c) Notification of Bids by Administrative Agent. The Administrative Agent shall promptly notify the relevant Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

            (d) Acceptance of Bids by the Borrowers. Subject only to the provisions of this paragraph, the relevant Borrower may accept or reject any Competitive Bid. Such Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Competitive Eurodollar Borrowing, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided, that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate,
(iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) of this proviso, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and
(v) except pursuant to clause (iv) of this proviso, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a principal amount of $10,000,000 or a larger multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) of the first proviso of this paragraph, such Competitive Loan may be in an amount of $1,000,000 or any multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to such clause
(iv) the amounts shall be rounded to multiples of $1,000,000 in a manner determined by the relevant Borrower. A notice given by the relevant Borrower pursuant to this paragraph shall be irrevocable.

            (e) Notification of Acceptances by the Administrative Agent. The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so

                            364-DAY CREDIT AGREEMENT
accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

            (f) Bids by the Administrative Agent. If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the relevant Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

            SECTION 2.05.  Funding of Borrowings.
                           ---------------------

            (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request or Competitive Bid Request.

            (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the relevant Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            SECTION 2.06.  Interest Elections.
                           ------------------

            (a) Elections by the Borrowers for Syndicated Borrowings. Each Syndicated Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Syndicated Eurodollar Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Syndicated Eurodollar Borrowing, may elect the Interest Period therefor, all as provided in this Section. The relevant Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing. This Section shall not

                            364-DAY CREDIT AGREEMENT
apply to Competitive Borrowings, which may not be converted or continued except as provided in Section 2.19.

            (b)  Notice  of  Elections.  To make an  election  pursuant  to this
Section, the relevant Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Syndicated Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the relevant Borrower.

            (c)  Information in Interest Election Requests.  Each telephonic
                 -----------------------------------------
and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (i) the name of the Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration.

            (d) Notice by the Administrative Agent to Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) Failure to Elect; Events of Default. If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Syndicated Eurodollar Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the relevant Borrower, then, so long as an Event of Default is continuing (i) no outstanding

                            364-DAY CREDIT AGREEMENT

Syndicated  Borrowing  may be  converted  to or  continued  as a Syndicated
Eurodollar  Borrowing  and  (ii)  unless  repaid,  each  Syndicated   Eurodollar
Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period therefor.

            SECTION 2.07.  Termination and Reduction of the Commitments.
                           --------------------------------------------

            (a)  Scheduled Termination.
                 ---------------------

            (i) Unless previously terminated, the Commitments shall terminate at the close of business on the Commitment Termination Date; and

            (ii) The Commitments of each Non-Extending Lender shall terminate as provided in Section 2.18(c).

            (b) Voluntary Termination or Reduction. The Borrowers may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $10,000,000 and (ii) the Borrowers shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments.

            (c) Notice of Voluntary Termination or Reduction. The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

            (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

            SECTION 2.08.  Repayment of Loans; Evidence of Debt.
                           ------------------------------------

            (a)  Repayment.  Each Borrower hereby unconditionally promises to
                 ---------
pay the Loans as follows:

            (i) subject to Sections 2.18, 2.08(b)(i) and 2.08(b)(ii), to the Administrative Agent for account of the Lenders, on the Commitment Termination Date, the then unpaid principal amount of the Syndicated Loans made to such Borrower that are outstanding at the close of business on the Commitment Termination Date, and

                            364-DAY CREDIT AGREEMENT

            (ii) to the Administrative Agent for account of the respective Lender the then unpaid principal amount of each Competitive Loan of such Lender made to such Borrower on the last day of the Interest Period therefor.

            (b)  Term-Out Option.
                 ---------------

            (i) If the Commitment Termination Date shall not have been extended, each Borrower may, by notice to the Administrative Agent not less than 10 days prior to the Commitment Termination Date convert all Syndicated Loans made to such Borrower that are outstanding on the Commitment Termination Date to term loans (each, a "Term Loan" and collectively, the "Term Loans"). Each Term Loan shall bear interest, until the payment in full thereof, at the rates provided for in Section 2.11 and shall otherwise constitute a Syndicated Loan for all purposes of this Agreement. The relevant Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Lenders the unpaid principal amount of the Term Loans made to such Borrower that are outstanding on the date that is six months after the Commitment Termination Date (or, if such date is not a Business Day, the next preceding Business Day) (the "Maturity Date"). Anything in this Section 2.08(b)(i) to the contrary notwithstanding, any such conversion shall be subject to the conditions precedent that: (i) no Default shall have occurred and be continuing on the Commitment Termination Date and (ii) the representations and warranties made by such Borrower in Article III hereof shall be true and complete on and as of such Commitment Termination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each notice of conversion delivered by either Borrower in accordance with this Section 2.08(b)(i) shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice date and, unless such Borrower, after delivery of such notice, otherwise notifies the Administrative Agent prior to the Commitment Termination Date, as of such date).

            (ii) If the  requisite  percentage  of Lenders have agreed to extend the Commitment Termination Date pursuant to Section 2.18, each Borrower may convert all Syndicated Loans of Non-Extending Lenders to such Borrower that are outstanding on the applicable Existing Commitment Termination Date to term loans (each, a "Non-Extending Lender Term Loan") by notice to the Administrative Agent and the Non-Extending Lenders not less than 10 days prior to such Existing Commitment Termination Date. Each Non-Extending Lender Term Loan shall bear interest, until the payment in full thereof, at the rates provided for in Section 2.11 and shall otherwise constitute a Syndicated Loan for all purposes of this Agreement. The relevant Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Lenders the unpaid principal amount of the Non-Extending Lender Term Loans made to such Borrower that are outstanding on the date that is six months after the applicable Existing Commitment Termination Date (or, if such date is not Business Day, the next preceding Business Day) (a "Non-Extending Lender Term Loan Maturity Date"). Anything in this Section 2.08(b)(ii) to the contrary notwithstanding, any such conversion shall be subject to the conditions precedent that: (i) no Default shall have occurred and be continuing on the applicable Existing Commitment Termination Date and (ii) the representations and warranties made

                            364-DAY CREDIT AGREEMENT
      by such Borrower in Article III hereof
      shall be true and complete on and as of such Existing Commitment Termination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each notice of conversion delivered by either Borrower in accordance with this
      Section 2.08(b)(ii) shall constitute a certification by such Borrower to the effect set forth in the preceding sentence (both as of the date of such notice date and, unless the Borrower, after delivery of such notice, otherwise notifies the Administrative Agent prior to the applicable Existing Commitment Termination Date, as of such date).

            (c) Manner of Payment. Prior to any repayment or prepayment of any Borrowings hereunder, the relevant Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings by a Borrower shall be applied to repay any outstanding ABR Borrowings of such Borrower before any other Borrowings. If the relevant Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of such Borrower and, second, to other Borrowings of such Borrower in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first), and for these purposes, Competitive Loans shall be deemed to be in the same Class as Loans. Each payment of a Syndicated Borrowing shall be applied ratably to the Loans included in such Borrowing.

            (d) Maintenance of Loan Accounts by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (e) Maintenance of Loan Accounts by the Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the name of the Borrower and the amount of each Loan to such Borrower made hereunder, the Class and Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent from either Borrower hereunder for account of the Lenders and each Lender's share thereof.

            (f) Effect of Entries. The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of either Borrower to repay the Loans in accordance with the terms of this Agreement.

            (g) Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the

                            364-DAY CREDIT AGREEMENT

Administrative  Agent. If any
Lender requests that the Loans made by it be evidenced by a promissory note, and such Lender is a Lender under the Existing Credit Agreement, the Borrower will not be obligated to execute and deliver any such promissory note to such Lender unless such Lender shall first have delivered any existing promissory notes executed and delivered to such Lender pursuant to the Existing Credit Agreement to the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            SECTION 2.09.  Prepayment of Loans.
                           -------------------

            (a) Optional Prepayments Right to Prepay Borrowings. Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section; provided that no Borrower shall have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

            (b) Notices, Etc. The relevant Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder of a Borrowing made by such Borrower (i) in the case of prepayment of a Syndicated Eurodollar Borrowing or of a Competitive Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by
Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Syndicated Borrowing or Competitive Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Syndicated Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and shall be made in the manner specified in Section 2.08(c).

            SECTION 2.10.  Fees.
                           ----

            (a) Facility Fee. Each Borrower agrees to pay to the Administrative Agent for account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date hereof to but excluding the date such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily aggregate outstanding principal amount of Loans (including Competitive Loans) of such Lender from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Loans outstanding. Accrued facility fees shall be payable on each Quarterly Date,

                            364-DAY CREDIT AGREEMENT
on each date the
Commitments of any Lender terminate, on each Non-Extending Lender Term Loan Maturity Date and on the Maturity Date, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate (or, with respect to facility fees owing by a Borrower in the event that such Borrower elects to convert Syndicated Loans to Term Loans as provided in Section 2.08(b)(i), accruing after the Maturity
Date) shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) Utilization Fee. Each Borrower agrees to pay a fee to the Administrative Agent for account of each Lender a utilization fee, which shall accrue at the Applicable Rate on the daily aggregate outstanding principal amount of Loans (including Competitive Loans) of such Lender for each day on which the aggregate outstanding principal amount of the Loans equals or exceeds an amount equal to 33-1/3% of the Commitments (and for this purpose, each Non-Extending Lender shall be deemed to have a Commitment in an amount equal to the aggregate outstanding principal amount of its Non-Extending Lender Term Loans and, in the case of any Lender that has outstanding Term Loans at such time, such Lender shall be deemed to have a Commitment in an amount equal to the aggregate outstanding principal amount of its Term Loans). Accrued utilization fees shall be payable on each Quarterly Date, on each date the Commitments of any Lender terminate, on each Non-Extending Lender Term Loan Maturity Date and on the Maturity Date, commencing on the first such date to occur after the date hereof; provided that any utilization fees accruing after the date on which the Commitments terminate (or, with respect to utilization fees owing by a Borrower in the event that such Borrower elects to convert Syndicated Loans to Term Loans as provided in Section 2.08(b)(i), accruing after the Maturity Date) shall be payable on demand. All utilization fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Utilization fees payable under this Section 2.10(b) with respect to any day shall be allocated between the Borrowers pro rata according to the respective aggregate outstanding principal amounts of Loans owing by the Borrowers on such day.

            (c)  Administrative Agent Fees.  The Borrowers agree to pay to
                 -------------------------
the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

            (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

            SECTION 2.11.  Interest.
                           --------

            (a) ABR Loans. The Loans constituting each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

            (b) Eurodollar Loans. The Loans constituting each Eurodollar Borrowing shall bear interest at a rate per annum equal to (i) in the case of a Syndicated Eurodollar Loan, the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Rate (plus, in

                            364-DAY CREDIT AGREEMENT
 the case of any Syndicated
Eurodollar Loan which is a Term Loan or Non-Extending Lender Term Loan, .250%), or (ii) in the case of a Competitive Eurodollar Borrowing, the LIBO Rate for the Interest Period for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

            (c)  Fixed Rate Loans.  Each Fixed Rate Loan shall bear interest
                 ----------------
at a rate per annum equal to the Fixed Rate applicable to such Loan.

            (d) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by either Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

            (e) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Syndicated Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Commitment Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Syndicated Eurodollar Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

            (f) Computation. All interest hereunder shall be computed on the basis of a year of 360 days except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

            SECTION 2.12.  Alternate Rate of Interest.  If prior to the
                           --------------------------
commencement of the Interest Period for a Eurodollar Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

            (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Competitive Eurodollar Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or

                            364-DAY CREDIT AGREEMENT
       maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Syndicated Borrowing to, or continuation of any Syndicated Borrowing as, a Syndicated Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Syndicated Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the relevant Borrower for a Competitive Eurodollar Borrowing shall be ineffective; provided that if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the such Borrower for Competitive Eurodollar Borrowings may be made to Lenders that are not affected thereby.

            SECTION 2.13.  Increased Costs.
                           ---------------

            (a)  Increased Costs Generally.  If any Change in Law shall:
                 -------------------------

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

            (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the relevant Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

            (b) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time each Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the relevant Borrower and

                            364-DAY CREDIT AGREEMENT
shall be  conclusive
absent manifest error. Such Borrower(s) shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that neither Borrower shall be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the relevant Borrower(s) of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

            (e) Competitive Loans. Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this
Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

            SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default or as a result of the failure to satisfy the conditions precedent to the conversion of Syndicated Loans to Term Loans or Non-Extending Lender Term Loans set forth in Section 2.03(b)(i) or (ii), as the case may be) (b) the conversion of any Eurodollar Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Syndicated Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.09(b) and is revoked in accordance herewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period therefor as a result of a request by either Borrower pursuant to Section 2.17, then, in any such event, the relevant Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for Dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. Such Borrower

                            364-DAY CREDIT AGREEMENT
 shall pay such Lender
the amount shown as due on any such certificate within 10 days after receipt thereof.

            SECTION 2.15.  Taxes.
                           -----

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of each Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if either Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes by the Borrowers. In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification by the Borrowers.  Each Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the relevant Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                            364-DAY CREDIT AGREEMENT

            SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of
                           ---------------------------------------------------
Set-offs.
--------

            (a) Payments by the Borrowers. Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim; provided that if a new Loan is to be made by any Lender to a Borrower on a date such Borrower is to repay any principal of an outstanding Loan of such Lender, such Lender shall apply the proceeds of such new Loan to the payment of the principal to be repaid by such Borrower and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by such Lender to the Administrative Agent as provided in Section 2.05 or paid by such Borrower to the Administrative Agent pursuant to this paragraph, as the case may be. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

            (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

            (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each payment of facility fee and utilization fee under Section 2.10 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.07 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Syndicated Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Syndicated Loans) or their respective Loans (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Syndicated Loans by the relevant Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by them; and
(iv) each payment of interest on Syndicated Loans by the relevant Borrower shall be made for account of the Lenders pro rata in accordance with the respective amounts of interest on such Loans then due and payable to the Lenders.

                            364-DAY CREDIT AGREEMENT

            (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Syndicated Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Syndicated Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Syndicated Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Syndicated Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by either Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to either Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from the relevant Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

            (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or 2.16(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.
                           ----------------------------------------------

            (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.13, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to

                            364-DAY CREDIT AGREEMENT
another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) Replacement of Lenders. If any Lender requests compensation under Section 2.13, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then such Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the relevant Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the relevant Borrower to require such assignment and delegation cease to apply.

            SECTION 2.18.  Extension of Commitment Termination Date.
                           ----------------------------------------

            (a) The Borrowers may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not later than 45 days and not earlier than 60 days prior to the Commitment Termination Date then in effect hereunder (the "Existing Commitment Termination Date"), request that the Lenders extend the Commitment Termination Date for an additional 364 days from the Existing Commitment Termination Date. Each Lender, acting in its sole discretion, shall, by notice to the Borrowers and the Administrative Agent given not earlier than 45 days prior to the Existing Commitment Termination Date, but not later than the date (herein, the "Consent Date") that is 30 days prior to the Existing Commitment Termination Date (except that, if such date is not a Business Day, such notice shall be given on the next succeeding Business Day), advise the Borrowers and the Administrative Agent whether or not such Lender agrees to such extension; provided that, if such Lender gives notice of its consent to such extension prior to the Consent Date, such Lender may revoke such consent at any time prior to the Consent Date by giving notice of such revocation to the Borrowers and the Administrative Agent; and provided further that each Lender that determines not to extend the Commitment Termination Date (a "Non-Extending Lender") shall notify the Administrative Agent (which

                            364-DAY CREDIT AGREEMENT
shall notify the Lenders)
of such fact promptly after such determination (but in any event no later than the Consent Date) and any Lender that does not advise the Borrowers on or before the Consent Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

            (b) If (and only if) the total of the Commitments of the Lenders that have agreed so to extend the Commitment Termination Date shall be at least 51% of the aggregate amount of the Commitments in effect immediately prior to the Consent Date, the Borrowers shall have the right on or before the Existing Commitment Termination Date to replace each Non-Extending Lender with, and otherwise add to this Agreement, one or more other lenders (which may include any Lender, each prior to the Existing Commitment Termination Date an "Additional Commitment Lender") with the approval of the Administrative Agent (which approval shall not be unreasonably withheld), each of which Additional Commitment Lenders shall have entered into an agreement in form and substance satisfactory to the Borrowers and the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the Existing Commitment Termination Date, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender's Commitment hereunder on such date).

            (c) If (and only if) the total of the Commitments of the Lenders that have agreed so to extend the Commitment Termination Date shall be at least 51% of the aggregate amount of the Commitments in effect immediately prior to the Consent Date, then, effective as of the Existing Commitment Termination Date, the Existing Commitment Termination Date shall be extended to the date falling 364 days after the Existing Commitment Termination Date (except that, if such date is not a Business Day, such Commitment Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a "Lender" for all purposes of this Agreement.

            Notwithstanding  the  foregoing,   the  extension  of  the  Existing
Commitment Termination Date shall not be effective with respect to any Lender unless:

            (i) no Default shall have occurred and be continuing on each of the date of the notice requesting such extension, on the Consent Date and on the Existing Commitment Termination Date;

            (ii) each of the representations and warranties made by the Borrowers in Article 3 hereof shall be true and complete on and as of each of the date of the notice requesting such extension, the Consent Date and the Existing Commitment Termination Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (iii) subject to Section 2.08(b)(ii), each Non-Extending Lender shall have been paid in full by the Borrowers all amounts owing to such Lender hereunder on or before the Existing Commitment Termination Date.



                            364-DAY CREDIT AGREEMENT

Even if the Existing Commitment Termination Date is extended as aforesaid, the Commitment of each Non-Extending Lender shall terminate on the Existing Commitment Termination Date.

            SECTION 2.19. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans hereunder to either Borrower, then such Lender shall promptly notify such Borrower thereof (with a copy to the Administrative Agent) and (i) such Lender's obligation to such Borrower to make or continue, or to convert Loans of any other Type into, Syndicated Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Syndicated Eurodollar Loans to such Borrower (in which case the provisions of Section 2.19 hereof shall be applicable), (ii) such Lender shall no longer be obligated to make any Competitive Eurodollar Loan to such Borrower that it has offered to make and
(iii) upon written notice to such Borrower by such Lender (with a copy to the Administrative Agent), each outstanding Eurodollar Loan of such Lender to such Borrower shall be automatically converted into an ABR Loan on the date specified by such Lender in such notice.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

            Each Borrower represents and warrants to the Lenders that:

            SECTION 3.01. Organization; Powers. Each of such Borrower and its Subsidiaries (except Non-Material Subsidiaries) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

            SECTION 3.02. Authorization; Enforceability. The Transactions are within such Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions with respect to such Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Borrower or any of its Subsidiaries

                            364-DAY CREDIT AGREEMENT
or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries.

            SECTION 3.04.  Financial Condition; No Material Adverse Change.
                           -----------------------------------------------

            (a) Financial Condition. Such Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended December 31, 1999, reported on by Deloitte & Touche LLP, independent public accountants for WAMU and Finance, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2000, certified by the chief financial officer of such Borrower. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of such Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) of the first sentence of this paragraph.

            (b) No Material Adverse Change. From December 31, 1999 to the date of this Agreement, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of such Borrower and its Subsidiaries, taken as a whole.

            SECTION 3.05. Properties. Such Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except to the extent that failure to have such title could not reasonably be expected to have a Material Adverse Effect.

            SECTION 3.06.  Litigation and Environmental Matters.
                           ------------------------------------

            (a) Actions, Suits and Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of such Borrower, threatened against or affecting such Borrower or any of its Subsidiaries (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

            (b) Environmental Matters. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither such Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

            SECTION 3.07. Compliance with Laws and Agreements. Such Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental

                            364-DAY CREDIT AGREEMENT

Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

            SECTION 3.08. Investment and Holding Company Status. Neither such Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

            SECTION 3.09. Taxes. Such Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and there were no underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) as of the date of the most recent financial statements in which such underfunded Plans would be reflected.

            SECTION 3.11. Disclosure. Such Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates, schedules or other information furnished by or on behalf of such Borrower to the Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, such Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

            SECTION 3.12. USE OF CREDIT. Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock in violation of Regulations T, U or X of the Board, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock in violation of Regulations T, U or X of the Board.

                            364-DAY CREDIT AGREEMENT

            SECTION 3.13.  MATERIAL AGREEMENTS AND LIENS.


            (a) MATERIAL AGREEMENTS. Part A of Schedule II is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, such Borrower or any of its Subsidiaries (excluding this Agreement, the Existing Credit Agreement, Repurchase Arrangements, deposits, annuities or Federal funds transactions, each entered into by such Borrower or any of its Subsidiaries in the ordinary course of its business, Hedging Agreements or borrowings from the Federal Home Loan Bank and any commercial paper or medium term note program of such Borrower or any of its Subsidiaries), outstanding on the date hereof the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $10,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of
Schedule II.

            (b) LIENS.  Part B of Schedule II is a complete  and correct list of each Lien securing Indebtedness of any Person outstanding on the date hereof (excluding Repurchase Arrangements, deposits, annuities or Federal funds transactions, each entered into by such Borrower or any of its Subsidiaries in the ordinary course of its Business, and Hedging Agreements or borrowings from the Federal Home Loan Bank) the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $10,000,000 and covering any property of either Borrower or any of their Subsidiaries, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Part B of Schedule II.

            SECTION 3.14.  SUBSIDIARIES.


            (a) Subsidiaries. Set forth in Part A of Schedule V is a complete and correct list of all of the Subsidiaries of such Borrower as of July 1, 2000, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule V, (x) such Borrower and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule V, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

            (b) Restrictions on Subsidiaries. None of the Subsidiaries of such Borrower is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 6.03.

                                   ARTICLE IV
                                   CONDITIONS


                            364 DAY CREDIT AGREEMENT

            SECTION 4.01. EFFECTIVE DATE. This Agreement (and the amendment and restatement of the Existing Credit Agreement to be effected hereby), and the obligations of the Lenders to make Loans hereunder, shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 9.02):

            (a) EXECUTED COUNTERPARTS. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

            (b) Opinion of Counsel to the Borrowers. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Heller Ehrman White & McAuliffe LLP, counsel for the Borrowers, substantially in the form of Exhibit B, and covering such other matters relating to the Borrowers, this Agreement or the Transactions as the Required Lenders shall reasonably request (and the Borrowers hereby instruct such counsel to deliver such opinion to the Lenders and the Administrative Agent).

            (c) Opinion of Special New York Counsel to Chase. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit C (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

            (d) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the Transactions and any other legal matters relating to the Borrowers, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

            (e) Officer's Certificate. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of each Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02.

            (f)  Other Documents.  Such other documents as the Administrative
                 ---------------
      Agent or any Lender or special New York counsel to Chase may reasonably request.

            The obligation of any Lender to make its initial Loan hereunder is also subject to the payment by the Borrowers of such fees as the Borrowers shall have agreed to pay to any Lender or the Administrative Agent or Chase in its capacity as lead Arranger in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrowers).

                            364-DAY CREDIT AGREEMENT

            The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) on or prior to 3:00 p.m., New York City time, on August 10, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

            SECTION 4.02.  Each Credit Event.  The obligation of each Lender
                           -----------------
to make a Loan to the relevant Borrower on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

            (a) the representations and warranties of such Borrower set forth in this Agreement (except, in the case of any Borrowing that does not increase the outstanding aggregate principal amount of the Loans of any Lender, the representations and warranties in Sections 3.06(a), 3.06(b) and 3.10) shall be true and correct on and as of the date of such Borrowing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

            (b) at the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the relevant Borrower on the date thereof as to the matters specified in the preceding sentence.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each Borrower covenants and agrees with the Lenders that:

            SECTION 5.01. Financial Statements and Other Information. Such Borrower will furnish to the Administrative Agent and each Lender (provided that only WAMU shall furnish the reports referred to in paragraphs (f) and (g) below):

            (a) within 105 days after the end of each fiscal year of such Borrower, the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and a statement of such accountants to the effect that, in making the examination necessary for their opinion, nothing came to their attention that caused them to believe that such Borrower was not in

                            364-DAY CREDIT AGREEMENT

                                      -44-
      compliance  with
      Section 6.04 hereof, insofar as such Section relates to accounting matters (it being understood that delivery to the Lender of such Borrower's Report on Form 10-K filed with the SEC shall satisfy the financial statement requirements of this Section 5.01(a) so long as the information required to be contained in such Report is substantially the same as that required under this Section 5.01(a));

            (b) within 75 days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lender of such Borrower's Report on Form 10-Q filed with the SEC shall satisfy the financial statement requirements of this Section 5.01(b) so long as the information required to be contained in such Report is substantially the same as that required under this Section 5.01(b));

            (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of such Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.04, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Borrower or any of its Subsidiaries with the SEC, or with any national securities exchange or the Office of Thrift Supervision, or distributed by such Borrower to its shareholders generally, as the case may be;

            (f) promptly upon their becoming available, and in any event within 90 days after the end of each fiscal quarter of each fiscal year of WAMU, the "Reports of Condition and Income" (report no. H(b)-11, or any successor form thereto) of WAMU, all such

                            364-DAY CREDIT AGREEMENT
      reports  prepared in accordance
      with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Council;

            (g) promptly upon their becoming available, and in any event within 75 days after the end of each fiscal quarter of each fiscal year of WAMU, the Statements of Condition and Operations, including all supporting schedules (Office of Thrift Supervision Form 1313, or any successor form thereto) for Washington Mutual Bank, FA, all such statements prepared in accordance with Office of Thrift Supervision instructions; and

            (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of such Borrower or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

            SECTION 5.02.  Notices of Material Events.  Each Borrower will
                           --------------------------
furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a)  the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting such Borrower or any of its Affiliates that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of such Borrower and its Subsidiaries in an aggregate amount exceeding $35,000,000;

            (d) the assertion of any environmental matter by any Person against, or with respect to the activities of, such Borrower or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matter or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; and

            (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of such Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

            SECTION 5.03. Existence; Conduct of Business. Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges

                            364-DAY CREDIT AGREEMENT
and franchises material
to the conduct of its business;  provided that the foregoing  shall not prohibit
(a) any merger, consolidation, liquidation, dissolution or other transaction permitted under Section 6.02 and (b) any Subsidiary that is not a Major Subsidiary of such Borrower from entering into any merger or consolidation or amalgamation or from liquidating, winding up or dissolving, itself (or suffering any liquidation or dissolution) or prohibit a disposition by or of such Subsidiary.

            SECTION 5.04. Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.05. Maintenance of Properties; Insurance. Each Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

            SECTION 5.06. Books and Records; Inspection Rights. Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

            SECTION 5.07. Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.08. Use of Proceeds. Each Borrower will use the proceeds of the Loans hereunder (after giving effect to the extension and renewal of Indebtedness outstanding under the Existing Credit Agreement as contemplated by
Section 2.02(e)) solely for general corporate purposes, including commercial paper back-up, in the ordinary course of business (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder); provided that, without the consent of each Lender, such Borrower may not use the proceeds of any of the Loans hereunder to finance or refinance, directly or indirectly, an Acquisition of any Person (or the acquisition of (i) more than 50% of the publicly traded stock (of any class) of any Person or (ii) any of the publicly

                            364-DAY CREDIT AGREEMENT

                                      -47-
 traded stock (of any class) of any Person after such Borrower or any of its Subsidiaries shall have been required to file a Schedule 13D under the Securities Exchange Act of 1934, as amended, with respect to such stock) unless such Acquisition (or acquisition) has been approved by the board of directors of such Person or officers thereof duly authorized to do so; provided further that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

            Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each Borrower covenants and agrees with the Lenders that:

            SECTION 6.01. Liens. Such Borrower will not, nor (where such Borrower is Finance) will it permit any of its Subsidiaries (other than Insured Subsidiaries) to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

            (a)  Permitted Encumbrances;

            (b) any Lien on any property or asset of such Borrower or any of its Subsidiaries existing on the date hereof and set forth in Part B of
      Schedule II;

            (c) any Lien existing on any property or asset prior to the acquisition thereof by such Borrower or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary of such Borrower after the date hereof prior to the time such Person becomes such a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of such Borrower, as the case may be, (ii) such Lien shall not apply to any other property or assets of such Borrower or any of its Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes such a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

            (d) Liens on fixed or capital assets acquired, constructed or improved by such Borrower or any of its Subsidiaries; provided that (i) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (ii) the Indebtedness secured thereby does not exceed 80% of the cost of acquiring, constructing or improving such fixed or capital assets and (iii) such security interests shall not apply to any other property or assets of such Borrower or any of its Subsidiaries;

            (e)  Liens arising out of Repurchase Arrangements;

            (f)  Liens arising out of or securing Hedging Agreements;

                            364-DAY CREDIT AGREEMENT

            (g) Liens arising out of Asset Securitizations and not involving all, or substantially all, of the assets of the respective transferor;

            (h)  Liens  in favor of WAMU  and its  Subsidiaries  (other  than by
      Finance  or  any  of  its   Subsidiaries)   arising  in  connection   with
      intercompany transactions between WAMU and any of such Subsidiaries;

            (i) Liens in favor of Finance and its Subsidiaries arising in connection with intercompany transactions between Finance and any of such Subsidiaries;

            (j) Liens involving the pledge by WAMU of any interest in capital stock of, or other ownership interest in, any Subsidiary of WAMU (other than a Major Subsidiary or Finance);

            (k) Liens involving the pledge of any interest in a debt instrument made to WAMU by any Subsidiary of WAMU (other than a Major Subsidiary);

            (l) Liens involving the pledge of property of WAMU or any of its Subsidiaries (other than by Finance or any of its Subsidiaries) securing Indebtedness in an aggregate principal amount not exceeding 2% of the Tangible Net Worth of WAMU; and

            (m) Liens involving the pledge of property of Finance or any of its Subsidiaries securing Indebtedness in an aggregate principal amount not exceeding 5% of the Tangible Net Worth of Finance.

            SECTION 6.02.  Fundamental Changes.
                           -------------------

            (a) Mergers, Consolidations, Disposal of Assets, Etc. Such Borrower will not, nor will it permit any of its Major Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Major Subsidiary may merge into WAMU in a transaction in which WAMU is the surviving corporation,
(ii) any Major Subsidiary may merge into any Subsidiary of WAMU in a transaction in which the surviving entity is a wholly owned Subsidiary of WAMU, (iii) any Major Subsidiary may sell, transfer, lease or otherwise dispose of its assets to WAMU or to another wholly owned Subsidiary of WAMU, (iv) such Borrower or any Major Subsidiary of such Borrower may merge or consolidate with any other Person if (x) in the case of a merger or consolidation of such Borrower, such Borrower is the surviving corporation and, in any other case, the surviving corporation is, after giving effect to such merger or consolidation, a wholly owned Subsidiary of such Borrower and (y) after giving effect thereto no Default would exist hereunder and (v) any Subsidiary of either Borrower may liquidate or dissolve if the relevant Borrower determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders; provided that if any such

                            364-DAY CREDIT AGREEMENT

                                      -49-
merger  shall be
between a Subsidiary and a wholly owned Subsidiary of such Borrower , then the wholly owned Subsidiary shall be the continuing or surviving corporation.

            (b) Lines of Business. Such Borrower will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than (i) the business of owning and operating a depository institution (as defined in 12 U.S.C. ss.1813(c)), a consumer finance company, a mortgage company, an insurance company, a trust company, an investment advisor or a securities broker-dealer, (ii) the business of providing other financial services or (iii) any business that may be engaged in by a Washington state chartered savings bank (as defined in RCW 32.04.020), a Federal savings association (as defined in 12 U.S.C. ss.1462(5)) or a bank holding company (as defined in 12 U.S.C. ss.1841(a)) or a Subsidiary of any of them.

            SECTION 6.03. Certain Restrictions on Subsidiaries. Such Borrower will not permit any of its Subsidiaries to enter into, after the date hereof, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances, guarantees or Investments or the sale, assignment, transfer or other disposition of property if the effect of any such indenture, agreement, instrument or other arrangement could reasonably be expected to result in a Material Adverse Effect.

            SECTION 6.04.  Certain Financial Covenants.
                           ---------------------------

            (a)  WAMU.
                 ----

            (i) Double Leverage Ratio.  WAMU will not permit the Double
                ---------------------
      Leverage Ratio to exceed 1:30 to 1:00 at any time.

            (ii) Tangible Net Worth. WAMU will not permit its Tangible Net Worth at any time to be less than the sum of (x) $6,160,000,000 plus (y) 40% of the net income of WAMU and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP and for which purpose any net loss shall be deemed to be a net income of zero) for each fiscal quarter of WAMU ending after June 30, 2000 plus (z) 40% of the aggregate net proceeds received by WAMU from the issuance by WAMU after the date of this Agreement of shares of its capital stock

            (iii)   Maximum   Non-Performing   Assets.   WAMU  will  not  permit
      Non-Performing Assets at any time to constitute more than 4.5% of Consolidated Assets at such time.

            (b) Finance.
                -------

            (i) Tangible Net Worth. Finance will not permit its Tangible Net Worth at any time to be less than the sum of (x) $300,000,000 plus (y) 40% of the net income of Finance and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP and for which purpose any net loss shall be deemed to be a net income of zero) for each fiscal quarter of Finance ending after June 30, 2000.

                            364-DAY CREDIT AGREEMENT

            (ii) Senior Debt Ratio. Finance will not permit the ratio of (x) the aggregate principal amount of all Senior Indebtedness (other than Indebtedness owing among Finance and its Consolidated Subsidiaries) outstanding at any time to (y) its Tangible Net Worth at such time to be greater than 10.0 to 1.0.

            (iii) Permissible Indebtedness. Finance will not permit the aggregate amount of all Indebtedness (other than Indebtedness among Finance and its Consolidated Subsidiaries) outstanding at any time owed by its Consolidated Subsidiaries (other than Insured Subsidiaries) to exceed 15% of the aggregate amount of all Indebtedness (other than Indebtedness owing among Finance and its Consolidated Subsidiaries) then outstanding of Finance and its Consolidated Subsidiaries (other than Insured Subsidiaries).

            SECTION 6.05. Insured Subsidiary Capital. Such Borrower will at all times ensure that none of its Insured Subsidiaries is "undercapitalized", "significantly undercapitalized" or "critically undercapitalized" for purposes of 12 U.S.C. ss.1831o, as amended, re-enacted or redesignated from time to time; and such Borrower and its Insured Subsidiaries will at all times maintain such amount of capital as may be prescribed by all applicable Bank Regulatory Authorities, whether by guideline, regulation, agreement or order.

            SECTION 6.06. Payment of Dividends. Such Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided that Finance may declare and pay dividends with respect to its capital stock if, at the time of declaration and payment thereof and after giving effect thereto, no Event of Default shall have occurred and be continuing.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

            If any of the following events ("Events of Default") shall occur:

            (a) either Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) either Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
      (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days;

            (c) any representation or warranty made or deemed made by or on behalf of either Borrower or any of their Subsidiaries in or in connection with this Agreement or any amendment or modification hereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any

                            364-DAY CREDIT AGREEMENT

                                      -51-
      amendment  or
      modification hereof, shall prove to have been incorrect in any material respect when made or deemed made;

            (d) either Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Borrower's existence), 5.08 or in Article VI (other than Section 6.02(b));

            (e) either Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to such Borrower;

            (f) either Borrower or any of their Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of either Borrower or any of their Subsidiaries (other than Non-Material Subsidiaries) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for either Borrower or any of their Subsidiaries (other than Non-Material Subsidiaries) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) either Borrower or any of their Subsidiaries (other than Non-Material Subsidiaries) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Borrower or any of its Subsidiaries (other than Non-Material Subsidiaries) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the

                            364-DAY CREDIT AGREEMENT
      benefit of  creditors or (vi) take any
      action for the purpose of effecting any of the foregoing;

            (j) either Borrower or any of their Subsidiaries (other than Non-Material Subsidiaries) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $40,000,000 (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or $120,000,000 (regardless of insurance coverage) shall be rendered against either Borrower or any of their Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of either Borrower or any of their Subsidiaries to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

            (m)  a Change in Control shall occur;

            (n) WAMU or any of its Subsidiaries and any Bank Regulatory Authority shall enter into any supervisory agreement, consent order or any agreement (in writing or otherwise) affecting in any material respect the management, business, properties, condition (financial or otherwise) or operations, present or prospective, of WAMU and its Subsidiaries taken as a whole; or any Bank Regulatory Authority shall issue a cease and desist order to or in respect of WAMU or any of its Subsidiaries;

            (o) any Insured Subsidiary shall cease accepting deposits or making commercial loans on the instruction of any Federal, state or other regulatory body with authority to give such instruction other than pursuant to an instruction generally applicable to banks organized under the jurisdiction of organization of such Insured Subsidiary;

            (p) (i) any Bank  Regulatory  Authority  shall  notify  any  Insured
      Subsidiary that such Insured Subsidiary's capital stock has become impaired; (ii) any of Washington Mutual Bank, Washington Mutual Bank fsb or Washington Mutual Bank, FA shall, cease to be an insured bank under the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder; or (iii) any Insured Subsidiary (other than Washington Mutual Bank, Washington Mutual Bank fsb or Washington Mutual Bank, FA) shall pursuant to an order of any Bank Regulatory Authority, cease to be an insured bank under the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated thereunder; provided however, in the case of (ii) and (iii) that the event is not the result of a transaction permitted under Section 6.02(a) or Section 5.03;

            (q) any Insured Subsidiary shall be required (whether or not the time allowed by the appropriate Bank Regulatory Authority for the submission of such plan has been

                            364-DAY CREDIT AGREEMENT
      established  or  elapsed)  to submit a
      capital   restoration   plan  of  the  type   referred  to  in  12  U.S.C.
      ss.1831o(b)(2)(C), as amended, re-enacted or redesignated from time to time; or

            (r) WAMU shall Guarantee in writing (voluntarily or otherwise) the capital of any Insured Subsidiary as part of or in connection with any agreement or arrangement with any Bank Regulatory Authority;

then, and in every such event (other than an event with respect to the relevant Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to such Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments available to such Borrower, and thereupon the Commitments available to such Borrower shall terminate immediately, and (ii) declare the Loans to such Borrower then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of such Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by such Borrower; and in case of any event with respect to such Borrower described in clause (h) or (i) of this Article, the Commitments available to such Borrower shall automatically terminate and the principal of the Loans to such Borrower then outstanding, together with accrued interest thereon and all fees and other obligations of such Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by such Borrower.

                                  ARTICLE VIII
                                     AGENTS

            SECTION 8.01 Administrative Agent.

            (a) Subject to Section 8.01(f), each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

            (b) The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiaries or other Affiliates thereof as if it were not the Administrative Agent hereunder.

            (c) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have

                            364-DAY CREDIT AGREEMENT
any duty
to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their respective Subsidiaries that is communicated to or obtained by the bank serving as
Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or
(v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            (d) The  Administrative  Agent shall be  entitled to rely upon,  and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            (e) The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            (f) The Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and

                            364-DAY CREDIT AGREEMENT
communications  provided to be made
by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            (g) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

            SECTION 8.02 Syndication Agents. The Syndication Agents named on the cover page of this Agreement, in their capacity as such, shall have no obligation, responsibility or required performance hereunder and shall not become liable in any manner to any party hereto. No party hereto shall have any obligation or liability, or owe any performance, hereunder, to the Syndication Agents in their capacity as such.

                                   ARTICLE IX
                                  MISCELLANEOUS

            SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to WAMU, to it at 1201 3rd Avenue, Seattle, Washington 98101, Attention of Marangal I. Domingo (Telecopy No.(206) 554-4954; Telephone No. (206) 461-8956);

            (b) if to Finance, to WAMU at the address specified in (a) above and to Finance at 8900 Grand Oak Circle, Tampa, Florida 33637, Attention of Phil Goodeve (Telecopy No. (813) 632-4582; Telephone No.
      (813) 632-4586);

            (c) if to the Administrative Agent, to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services Group (Telecopy No. (212) 552-5658; Telephone No. (212) 552-7500), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017,

                            364-DAY CREDIT AGREEMENT

      Attention of Christine
      Herrick (Telecopy No. (212) 270-1789; Telephone No. (212) 270-9747); and

            (d) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrowers and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            SECTION 9.02.  Waivers; Amendments.
                           -------------------

            (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the
Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

            (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of each Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender, (iv) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as among the Lenders or Types or Classes of Loans, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.


                            364-DAY CREDIT AGREEMENT

                                      -57-
            SECTION 9.03.  Expenses; Indemnity; Damage Waiver.
                           ----------------------------------

            (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof.

            (b) Indemnification by the Borrowers. The Borrowers, jointly and severally, shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by either Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to either Borrower or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulting from the gross negligence or wilful misconduct of such Indemnitee.

            (c) Reimbursement by Lenders. To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

            (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, neither Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.


                            364-DAY CREDIT AGREEMENT

            (e) Payments. All amounts due under this Section shall be payable not later than ten days after written demand therefor.


            SECTION 9.04.  Successors and Assigns.
                           ----------------------

            (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by either Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the relevant Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the relevant Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,000, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the relevant Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h), (i) or (j) of Article VII has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                            364-DAY CREDIT AGREEMENT

                                      -59-
            (c) Maintenance of Register by the Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Effectiveness of Assignments. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Participations. Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

            (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the relevant Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the relevant Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of such Borrower, to comply with Section 2.15(e) as though it were a Lender.

                            364-DAY CREDIT AGREEMENT

                                      -60-
            (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

            (h) No Assignments to the Borrowers or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to either Borrower or any of its respective Affiliates or Subsidiaries without the prior consent of each Lender.

            (i) Special Purpose Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make; provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall make such Loan pursuant to the terms hereof, and (iii) the rights of any such SPC shall be derivative of the rights of the Granting Lender, and such SPC shall be subject to all of the restrictions upon the Granting Lender herein contained. Each SPC shall be conclusively presumed to have made arrangements with its Granting Lender for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC, the Administrative Agent, the Lenders and the Borrowers, and each of the Administrative Agent, the Lenders and the Borrowers shall be entitled to rely upon and deal solely with the Granting Lender with respect to Loans made by or through its SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof, in respect of claims arising out of this Agreement; provided that the Granting Lender for each SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of their inability to institute any such proceeding against its SPC. In addition, notwithstanding anything to the contrary contained in this Section 9.04(i), any SPC may (i) with the prior written consent of the relevant Borrower and the Administrative Agent (which consents shall not be unreasonably withheld) but without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans (but nothing contained herein shall be construed in derogation of the obligation of the Granting Lender to make Loans hereunder); provided that neither the consent of the SPC or of any such assignee shall be required for amendments or waivers hereunder except for those amendments or waivers for which the consent of participants

                            364-DAY CREDIT AGREEMENT

                                      -61-
is required  under Section 9.02,
and (ii) disclose on a confidential basis (in the same manner described in Section 9.12) any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.


            SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

            SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the relevant Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such
                            364-DAY CREDIT AGREEMENT

Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

            SECTION 9.09.  Governing Law; Jurisdiction; Etc.
                           --------------------------------

            (a)  Governing Law.  This Agreement shall be construed in
                 -------------
accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrowers or their respective properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

                            364-DAY CREDIT AGREEMENT

BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,
AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 9.12.  Treatment of Certain Information; Confidentiality.
                           -------------------------------------------------

            (a) Treatment of Certain Information. Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each Borrower hereby authorizes each Lender to share any information delivered to such Lender by such Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

            (b) Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (vii) with the consent of the Borrowers or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this paragraph, "Information" means all information received from either Borrower relating to such Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Borrower; provided that, in the case of information received from such Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.





                            364-Day Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              WASHINGTON MUTUAL, INC.


                                 By /s/ RICHARD D. LODGE
                                   -------------------------
                                    Name:  Richard D. Lodge
                                    Title: Senior Vice President and Treasurer


                              WASHINGTON MUTUAL FINANCE CORPORATION


                                 By /s/  FAY L. CHAPMAN
                                   -------------------------
                                    Name: Fay L. Chapman
                                    Title:Executive Vice President









                            364-DAY CREDIT AGREEMENT

                                       LENDERS

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative
                                       Agent


                                       By /s/ CHRISTINE HERRICK
                                         -------------------------
                                          Name:  Christine Herrick
                                          Title: Vice President

                                       BANK OF AMERICA, N.A.


                                       By: /s/ CHRISTINE DAVIS
                                          ------------------------------
                                          Name:  Christine Davis
                                          Title: Principal


                                       CITIBANK, N.A.


                                       By:/s/ DAVID O. CASPAR
                                          ------------------------
                                          Name:  David O. Caspar
                                          Title: Vice President


                                       BANK ONE, NA


                                       By:/s/ ROBERT C. ENGLISH
                                          ------------------------------
                                          Name:  Robert C. English
                                          Title: Senior Vice President


                                       BANK OF MONTREAL


                                       By:/s/ BRIAN L. BANKE
                                          ------------------------------
                                          Name:  Brian L. Banke
                                          Title: Director


                            364-DAY CREDIT AGREEMENT

                                       WELLS FARGO BANK


                                       By:/s/ JULIUS YOUNG
                                          ------------------------------
                                          Name:  Julius Young
                                          Title: Vice President

                                       ABN AMRO BANK N.V.


                                       By:/s/ BRUCE D. BALLENTINE
                                          ------------------------------
                                          Name:  Bruce D. Ballentine
                                          Title: Group Vice President

                                       By:/s/ SHINJI KURIYAMA
                                          ------------------------------
                                          Name:  Shinji Kuriyama
                                          Title: Corporate Banking Officer

                                       FIRST UNION NATIONAL BANK


                                       By:/s/ JANE W. WORKMAN
                                          ------------------------------
                                          Name:  Jane W. Workman
                                          Title: Senior Vice President

                                       UNION BANK OF CALIFORNIA


                                       By:/s/ WILLIAM J. MCGILL, JR
                                          ------------------------------
                                          Name:  William J. McGill, Jr
                                          Title: S.V.P.

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:/s/ EDWARD W. LEONG
                                          ------------------------------
                                          Name:  Edward W. Leong
                                          Title: First Vice President

                            364-DAY CREDIT AGREEMENT

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE


                    By:/s/ RAYMOND K. MILLER       By:/s/ LEO. G. KAPAKOS
                       -----------------------       ---------------------
                      Name:  Raymond K. Miller      Name:   Leo G. Kapakos
                      Title: Director               Title:  Associate Director

                              THE BANK OF NEW YORK


                              By:/s/ DENNIS A. GRAHAM
                                 ------------------------------
                                 Name:  Dennis A. Graham
                                 Title: Vice President

                       DEUTSCHE BANK AG NEW YORK AND/OR
                       CAYMAN ISLANDS BRANCHES


           By:/s/ NAMEYMA Z. SHIVNARAM      By:/s/ JOHN S. MCGILL
              ---------------------------      -------------------
              Name:  Nameyma Z. Shivnaram      Name: John S. McGill
              Title: Director                  Title: Director

                              KEY BANK


                              By:/s/ RICHARD J. AMENY, JR.
                                 ------------------------------
                                 Name:  Richard J. Ameny, Jr.
                                 Title: Assistant Vice President

                              CREDIT SUISEE FIRST BOSTON


          By:/s/ ANDREA SHKANE         By:/s/ JAMES H. LEE
             ---------------------        -------------------
             Name:  Andrea Shkane         Name: James H. Lee
             Title: Vice President        Title: Asst. Vice President

                              MELLON BANK


                              By:/s/ DAVID B. WIRL
                                 ------------------------------
                                 Name:  David B. Wirl
                                 Title: Assistant Vice President


                            364-DAY CREDIT AGREEMENT

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                      YORK


                                       By:/s/ MARIA H DELL AQUILA
                                          ------------------------------
                                          Name:  Maria H. Dell Aquila
                                          Title: Vice President

                                       BANCA DI ROMA


By:/s/ THOMAS C. WOODRUFF               By:/s/  RICHARD G. DIETZ
   ------------------------------          ------------------------------
   Name:  Thomas C. Woodruff               Name:  Richard G. Dietz
   Title:  Vice President                  Title: Vice President

                                       SUNTRUST BANK


                                       By:/s/ W. DAVID WISDOM
                                          ------------------------------
                                          Name:  W. David Wisdom
                                          Title: Vice President

                                       NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                       NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH


       By:/s/ GEORG L. PETERS            By:/s/ STEFANIE SCHOLZ
          ----------------------            --------------------
          Name: Georg L. Peters             Name:  Stefanie Scholz
          Title: Vice President             Title: AT

                                       CAJA MADRID


                                       By:/s/ PAUL BARRABES
                                          ------------------------------
                                          Name:  Paul Barrabes
                                          Title: Director Industrialised Markets
                                                 (IFI)


                                       By:/s/ JOSE LUIS GARCIA PEREZ
                                          ------------------------------
                                          Name:  Jose Luis Garcia Perez
                                          Title: Director of Origination


                            364-DAY CREDIT AGREEMENT

                                       NATIONAL AUSTRALIA BANK LIMITED


                                       By:/s/ MICHAEL G. MCHUGH
                                          ------------------------------
                                          Name:  Michael G. McHggh
                                          Title: Vice President

                   BNP PARIBAS


                By:/s/ KATHERINE WOLFE      By:/s/ DEBRA WRIGHT
                   -----------------------     -----------------
                   Name:  Katherine Wolfe      Name: Debra Wright
                   Title: Vice President       Title: Vice President

                                       THE SANWA BANK, LIMITED


                                       By:/s/ STEVE YAMADA
                                          ------------------------------
                                          Name:  Steve Yamada
                                          Title: Vice President

                                       THE DAI-ICHI KANGYO BANK, LTD.


                                       By:/s/ NELSON Y. CHANG
                                          ------------------------------
                                          Name:  Nelson Y. Chang
                                          Title: Vice President






                            364-DAY CREDIT AGREEMENT

                                   SCHEDULE I



                          Revolving Credit Commitments

Name of Lender                                              Commitment ($)
--------------                                              --------------
The Chase Manhattan Bank.......................................75,000,000
Bank of America, N.A...........................................75,000,000
Bank One, NA...................................................75,000,000
Citibank, N.A..................................................75,000,000
Wells Fargo Bank...............................................65,000,000
First Union National Bank......................................65,000,000
Deutsche Bank AG
  New York and/or Cayman Islands Branches......................65,000,000
Credit Suisse First Boston.....................................65,000,000
ABN AMRO Bank N.V..............................................50,000,000
Westdeutche Landesbank Girozentrale............................50,000,000
Union Bank of California.......................................40,000,000
Bank of Montreal...............................................40,000,000
The Bank of New York...........................................40,000,000
Key Bank ......................................................40,000,000
National Bank of Australia Limited.............................40,000,000
The Sanwa Bank, Limited........................................40,000,000
The Dai-Ichi Kangyo Bank, Ltd..................................40,000,000
SunTrust Bank, Miami, National Association.....................40,000,000
Caja Madrid....................................................35,000,000
BNP Paribas....................................................35,000,000
Morgan Guaranty Trust Company of New York......................35,000,000
Banca Di Roma..................................................35,000,000
Norddeutsche Landesbank Girozentrale
  New York Branch and/or Cayman Islands Branch.................35,000,000
Credit Lyonnais New York Branch................................22,500,000
Mellon Bank....................................................22,500,000


TOTAL                                                      $1,200,000,000
                                                            =============


                          Schedule I to Agreement

                                   SCHEDULE II

                          Material Agreements and Liens

Part A -

Material Agreements

1. Indenture dated as of February 8, 1996 between Washington Mutual Bank, FA (under it prior name, American Savings Bank, F.A.) and The Bank of New York, as trustee, pursuant to which Washington Mutual Bank, FA issued its 6.625 % Subordinated Notes due February 15, 2006.

2. Indenture dated as of May 15, 1990, as supplemented, between Great Western Bank and Union Bank, as trustee, pursuant to which Great Western Bank issued its
9.875 % Subordinated Notes due June 15, 2001.

3. Indenture dated as of August 15, 1997 between Home Savings of America, FSB and the First National Bank of Chicago, as trustee, pursuant to which Home Savings of America, FSB issued its 6.5 % Subordinated Notes due August 15, 2004.

4. Indenture dated as of October 26, 1993 between Home Savings of America, FSB and Chemical Trust Company of California, as trustee, pursuant to which Home Savings of America, FSB issued its 6% Subordinated Notes due November 1, 2000.

5. Assistance Agreement dated as of August 7, 1985 between The Bowery Savings Bank and the Federal Deposit Insurance Corporation pursuant to which The Bowery Savings Bank issued its 5.23% Subordinated Note due at September 30, 2000.

6. Term Loan Agreement dated as of August 10, 1998 between Home Savings of America, FSB and Credit Suisse First Boston pursuant to which Home Savings of America, FSB borrowed $13,000,000 at 6.15% interest due on August 10, 2000.

7. Advances and Security Agreement dated as of October 1, 1997 between Washington Mutual Bank, FA (under it prior name, American Savings Bank, F.A.) and the Federal Home Loan Bank of San Francisco.

8. Tax Sharing Agreement dated as of August 31, 1999 between Washington Mutual Bank, FA, Washington Mutual, Inc., Washington Mutual Bank fsb, Washington Mutual Bank, New American Capital, Inc. and Aristar, Inc.

9. Assistance Agreement dated as of December 28, 1988 between Washington Mutual Bank, FA (under it prior name, American Savings Bank, F.A.), Keystone Holdings, Inc., New American Holdings, Inc., New American Capital, Inc., N.A. Capital Holdings, Inc., New West Federal Savings and Loan Association and the Federal Savings and Loan Insurance Corporation.


                    Schedule II to Agreement

Outstanding Debt Securities


WMI------Washington Mutual, Inc.
WMF------Washington Mutual Finance Corporation
WMBFA----Washington Mutual Bank, FA
NACI-----New American Capital, Inc.


  ISSUER       SECURITY         COUPON         MATURITY         PRINCIPAL AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          7.770%        04/19/2002         $15,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          8.250%        10/01/2002         $250,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          5.880%        02/27/2001         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          8.360%        12/01/2006         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Subordinate Note     7.875%        09/01/2004         $125,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          7.500%        08/15/2006         $750,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          7.500%        08/15/2006         $250,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Subordinate Note     8.250%        04/01/2010         $500,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          8.375%        06/01/2027         $400,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Private Debt         6.150%        08/10/2000          $3,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Senior Note          7.250%        08/15/2005         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMI        Private Debt         5.750%        03/30/2001          $2,760,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Senior Note          9.500%        09/15/2017         $200,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Subordinate Note     9.875%        06/15/2001         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Subordinate Note     5.232%        09/30/2000         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Subordinate Note     6.500%        08/15/2004         $125,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Private Debt         6.150%        08/10/2000         $13,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Subordinate Note     6.000%        11/01/2000         $250,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMBFA      Subordinate Note     6.625%        02/15/2006         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.750%        08/15/2001         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          8.250%        06/15/2005         $450,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.000%        08/01/2001         $200,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.300%        10/01/2002         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.125%        12/01/2000         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          7.750%        06/15/2001         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          7.250%        06/15/2001         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          5.850%        01/27/2004         $200,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.000%        05/15/2002         $150,000,000.00
--------------------------------------------------------------------------------
                            Schedule II to Agreement

--------------------------------------------------------------------------------
WMF        Senior Note          7.250%        06/15/2006         $250,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Subordinate Note     7.375%        09/01/2004         $300,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WMF        Senior Note          6.500%        11/15/2003         $150,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NACI       Senior Note          8.250%        12/31/2025         $100,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NACI       Senior Note          8.206%        12/31/2027         $300,000,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NACI       Senior Note          8.600%        02/01/2002         $200,000,000.00
================================================================================
           Total:                                              $6,583,760,000.00
--------------------------------------------------------------------------------




Part B - Liens

None



                            Schedule II to Agreement

                                  SCHEDULE III

                                   Litigation

None




                 Schedule III to Agreement

                                   SCHEDULE IV

                              Environmental Matters

None



                         Schedule IV to Agreement

                                   SCHEDULE V

                                  Subsidiaries


See next page
                             Schedule V to Agreement


                                    WMI SUBSIDIARIES / PARTNERSHIPS as of July 1, 2000


----------------------------------------------------------------------------------------------------------------------------
                        FORMED/INCORPORATED                                                             IMMEDIATE PARENT

CORPORATION                DATE   STATE  COMPANY  HEADQUARTERS       PRIMARY ACTIVITY       STATUS       CORPORATION /
                                                                                                            OWNERSHIP
----------------------------------------------------------------------------------------------------------------------------
110 East 42nd Operating  09/09/82   DE     286    110 East 42nd      Property management    Active    Home Savings of
Company, Inc.                                     Street  New York,  and maintenance                  America
                                                  NY  10017
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
1905 Agency Incorporated 06/13/95   DE     234    9200 Oakdale       Loan investments       Active    Washington Mutual
                                                  Avenue                                              Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ACD2                     09/01/92   CA     248    9200 Oakdale       Real property          Active    Washington Mutual,
                                                  Avenue             development                      Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ACD3                     01/31/94   CA     260    9200 Oakdale       Real property          Active    ACD2
                                                  Avenue             development
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ACD4                     10/26/93   CA     258    9200 Oakdale       N/A                    Inactive  ACD2
                                                  Avenue
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Capital Trust I 11/19/96   DE     265    9200 Oakdale       Trustee of preferred   Active    Washington Mutual,
                                                  Avenue             stock                            Inc.
                                                  Chatsworth, CA
                                                  91311              Delaware Business
                                                                           Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Developments,   08/30/71   CA     231    9200 Oakdale       Real property          Active    Washington Mutual,
Inc.                                              Avenue             development                      Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson GGC LLC         06/16/99   CA     240    9200 Oakdale       Holds real estate      Active    ACD2
                                                  Avenue             developments                     64.57%       FA
                                                  Chatsworth, CA                                      California Aircraft
                                                  91311                                               Holding Corp.
                                                                                                      32.02% Ahmanson Land
                                                                                                      Company
                                                                                                      3.41%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Insurance, Inc. 11/01/65   CA     228    9200 Oakdale       Former holding company Inactive  Washington Mutual,
                                                  Avenue                                              Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
                             Schedule V to Agreement



                                      -2-
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Land Company    03/23/89   CA     259    9200 Oakdale       Real property          Active    Washington Mutual
                                                  Avenue             development                      Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Marketing, Inc. 01/23/84   CA     268    9200 Oakdale       Facilitator of loan    Active    Washington Mutual
                                                  Avenue             sales, secondary                 Bank, FA
                                                  Chatsworth, CA     marketing
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Mortgage        01/13/83   CA     241    9200 Oakdale       Real property lending  Active    Washington Mutual
Company                                           Avenue                                              Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Obligation      09/06/91   CA     275    9200 Oakdale       Diversified financial  Active    Washington Mutual,
Company                                           Avenue             and related services             Inc. ( has outside
                                                  Chatsworth, CA                                      interest, shares
                                                  91311                                               sold to CS First
                                                                                                      Boston)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Ranch Inc.        N/A      CA     N/A           N/A         N/A                    Inactive  N/A
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Residential 2   01/20/94   CA     261    9200 Oakdale       Real property          Active    Ahmanson Residential
                                                  Avenue             development                      Development
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ahmanson Residential     09/01/92   CA     247    9200 Oakdale       Real property          Active    Washington Mutual,
Development                                       Avenue             development                      Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Alabama Service Agency,  05/23/2000 AL     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
LLC                                               Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Alta Residential         07/28/97   DE     134    400 East Main St.  former holding company Inactive  Washington Mutual
Mortgage, Inc.                                    Stockton, CA                                        Bank, FA
                                                  95290
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
American Real Estate     00/00/88   DE     056    1201 Third Avenue  Managed New West's     Inactive  New American
Group, Inc.                                       Seattle, WA 98101  assets                           Capital, Inc.
----------------------------------------------------------------------------------------------------------------------------

                             Schedule V to Agreement


                                      -3-

----------------------------------------------------------------------------------------------------------------------------
Aristar Agency, Inc.     01/07/63   DE     N/A    8900 Grand Oak     Insurance agency       Active    Washington Mutual
                                                  Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Aristar Insurance        12/17/94   SC     N/A    8900 Grand Oak     Credit-related         Active    Washington Mutual
Company                                           Circle Tampa, FL   insurance                        Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Aristar Management, Inc. 11/22/66   FL     N/A    8900 Grand Oak     Purchase supplies,     Active    Washington Mutual
                                                  Circle Tampa, FL   paymaster to Aristar             Finance Corporation
                                                  33637              subsidiaries
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ARMT, Inc.               02/11/98   DE            400 East Main St.  former correspondent   Inactive  Washington Mutual
                                                  Stockton, CA       lender                           Bank, FA
                                                  95290
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Azusa Canyon Holding       N/A      CA     502    9200 Oakdale       N/A                    Inactive  Washington Mutual
Corp.                                             Avenue                                              Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Banyon Tree Holding      10/15/96   CA     273    9200 Oakdale       Holds real estate      Active    Rivergrade
Corp.                                             Avenue             loans                            Investment Corp.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Benefit Service          01/23/76   WA     007    1201 Third Avenue  Formerly provided      Active    WM Financial, Inc.
Corporation                                       Seattle, WA 98101  employee benefit
                                                                     consulting service
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Consumer            N/A      PA     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Discount Company                                  Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Blazer Financial         05/10/82   LA     N/A    8900 Grand Oak     Holding company        Active    Washington Mutual
Corporation                                       Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      NJ     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.                                    Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------

                             Schedule V to Agreement

                                      -4-


----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      NY     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.                                    Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      OH     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.                                    Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      PA     N/A    8900 Grand Oak     Consumer finance       Inactive  Washington Mutual
Services, Inc.                                    Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      WI     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.                                    Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.  dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      ID     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.  dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      IL     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.  dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      MD     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.  dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      NM     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc.  dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      IN     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Services, Inc. of                                 Circle Tampa, FL                                    Finance Corporation
Indiana                                           33637
dba
Washington Mutual
Finance (MI)
----------------------------------------------------------------------------------------------------------------------------
                            Schedule V to Agreement

                                      -5-

----------------------------------------------------------------------------------------------------------------------------
Blazer Financial         01/29/69   FL     N/A    8900 Grand Oak     General business       Active    Washington Mutual
Services, Inc. of Miami                           Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Blazer Financial           N/A      DE     N/A    8900 Grand Oak     Consumer               Active    Washington Mutual
Services, Inc. of Midway                          Circle Tampa, FL   finance/credit card              Finance Corporation
                                                  33637              company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Bowery Advisors, Inc.    12/09/70   DE     235    9200 Oakdale       N/A                    Inactive  Home Savings of
                                                  Avenue                                              America
                                                  Irwindale, CA
                                                  91706
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Bryant Financial         05/26/70   CA     114    9200 Oakdale       Real estate            Active    New American
Corporation                                       Avenue             investments                      Capital, Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
California Reconveyance  01/20/59   CA     111    9301 Corbin        Trustee under real     Active    Washington Mutual
Company                                           Ave.        Suite  estate deeds of trust            Bank, FA
                                                  200
                                                  Northridge, CA
                                                  91324
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
City Finance             05/30/85   MS     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Company                                           Circle Tampa, FL                                    Finance Corporation
dba's                                             33637
Public Finance
Corp.(VA) Washington
Mutual Finance (MS, TN,
KY)
Safeway Finance
Corporation of North
Carolina (NC)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
City Holdings            12/20/85   AZ     N/A    8900 Grand Oak     Credit-related         Active    Washington Mutual
Reinsurance Life Company                          Circle Tampa, FL   life/disability                  Finance Corporation
                                                  33637              reinsurer
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Coast Fed Mortgage       04/19/84   CA     276    9200 Oakdale       Real estate            Active    Washington Mutual
Corporation                                       Avenue             lending/mortgage and             Bank, FA
                                                  Chatsworth, CA     investments
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Coast Mortgage and       02/17/71   CA     301    9200 Oakdale       Real estate            Inactive  Washington Mutual
Realty Investors                                  Avenue             development                      Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
                             Schedule V to Agreement

                                      -6-


----------------------------------------------------------------------------------------------------------------------------
Commerce Service         11/01/65   CA     227    5000 Rivergrade    General insurance      Active    New American
Corporation                                       Road Chatsworth,   agency                           Capital, Inc.
                                                  CA 91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Commercial Loan          12/29/93   CA     270    9200 Oakdale       Purchases loans from   Active   Silver Granite
Partners L. P.                                    Avenue             WMB, FA                         Investment Corp.
                                                  Chatsworth, CA                                     41.3725%
                                                  91311                                              (G)
                                                                                                     Washington Mutual
                                                                                                     Bank, FA     58.6275%
                                                                                                     (L)   (L) = Limited
                                                                                                     Partnership  (G)
                                                                                                     General Partnership
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CPSB Service Corporation 12/22/82   NY     504    9200 Oakdale       N/A                    Inactive  Home Savings of
                                                  Avenue                                              America
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CS, Inc.                 03/05/86   TX     278    9200 Oakdale       Sold Texas REO         Inactive  Coast Fed Mortgage
                                                  Avenue                                              Corporation
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
CSU, Inc.                10/27/88   UT     279    9200 Oakdale       Real estate            Inactive  Coast Fed Mortgage
                                                  Avenue                                              Corporation
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Domestic Acceptance      02/03/55   PA     N/A    8900 Grand Oak     Formerly consumer      Inactive  Washington Mutual
Corporation                                       Circle Tampa, FL   finance                          Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Domestic Finance         04/21/65   PA     N/A    8900 Grand Oak     Formerly consumer      Inactive  Washington Mutual
Corporation                                       Circle Tampa, FL   finance                          Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Exchange Enterprises,    04/14/71   TX     507    9200 Oakdale       Real property          Inactive  Home Savings of
Inc.                                              Avenue             development                      America
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
FA California Aircraft   6/15/99    CA     291    9200 Oakdale       Holding company for    Active    Washington Mutual
Holding Corp.                                     Avenue             investment in:                   Bank, FA
                                                  Chatsworth, CA     HS Loan Partners LLC
                                                  91311              Sutter Bay Associates
                                                                     LLC
                                                                     Ahmanson
                                                                     GGC     LLC
                                                                     Pacific
                                                                     Centre
                                                                     Associates
                                                                     LLC    WMGW
                                                                     Delaware
                                                                     Holdings
                                                                     LLC
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Financial Services of    05/06/88   IL     243    One TransAm Plaza  Real estate broker     Active    Home Savings of
Illinois, Inc.                                    Dr.        Suite                                    America
                                                  300
                                                  Oakbrook, IL
                                                  60181
----------------------------------------------------------------------------------------------------------------------------

                     Schedule V to Agreement

                                      -7-

----------------------------------------------------------------------------------------------------------------------------
First Community          12/17/93   KS     N/A    8900 Grand Oak     Financial services     Active    Washington Mutual
Financial Services,                               Circle Tampa, FL                                    Finance Corporation
Inc.                                              33637
dba Washington Mutual
Finance (KS, MO)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
First Community          08/11/75   CO     N/A    3600 E. Alameda    Industrial bank (BIF)  Active    Blazer Financial
Industrial Bank                                   Ave. Denver, CO                                     Corporation
                                                  80209
----------------------------------------------------------------------------------------------------------------------------
Flower Street            11/05/96   CA     256    9200 Oakdale       Real property          Active    ACD3
Corporation                                       Avenue             development                      58.96272 shares
                                                  Chatsworth, CA                                      Ahmanson Residential
                                                  91311                                               2    1.32177 shares
                                                                                                      Riverpoint
                                                                                                      Associates
                                                                                                      39.71551 shares
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Fowler-Hub Credit        08/25/53   OK     N/A    8900 Grand Oak     Formerly purchased     Active    Washington Mutual
Services Company                                  Circle Tampa, FL   retail installment               Finance Corporation
                                                  33637              contracts
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Great Western Financial  12/06/95   DE     169    9200 Oakdale       Trustee of preferred   Active    New American
Trust II                                          Avenue             stock                            Capital, Inc.
                                                  Chatsworth, CA
                                                  91311              Delaware Business
                                                                           Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Great Western Financial  12/06/95   DE     164    9200 Oakdale       Trustee of preferred   Active    New American
Trust I                                           Avenue             stock                            Capital, Inc.
                                                  Chatsworth, CA
                                                  91311              Delaware Business
                                                                           Trust
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Great Western FS         07/09/86 U.S.     102    Citibank           Commercial leasing     Active    WMGW Delaware
Corporation                       Virgin          Building                                            Holdings LLC Series E
                                  Islands         Veterans
                                                  Drive
                                                  P.O. Box
                                                  5304
                                                  St. Thomas, V. I.
                                                  00803
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Great Western Service    04/16/87   CA     113    9200 Oakdale       Holding company        Active    New American
Corporation Two                                   Avenue                                              Capital, Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Griffin Financial        09/20/88   OH     288    951 N. Bend Road   General insurance      Inactive  Washington Mutual
Services Insurance                                Cincinnati, OH     agency                           Bank, FA
Agency, Inc.                                      45224
----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Griffin Financial        01/07/36   PA     238    301 Market         N/A                    Inactive  New American
Services, Inc.                                    Street,     Suite                                   Capital, Inc.
                                                  600
                                                  Harrisburg, PA
                                                  17101
----------------------------------------------------------------------------------------------------------------------------
                             Schedule V to Agreement

                                      -8-
----------------------------------------------------------------------------------------------------------------------------
H. F. Ahmanson & Company 07/18/84   NV     226    Crowell            Name holding           Inactive  Washington Mutual,
                                                  Building           subsidiary                       Inc.
                                                  502 E. John
                                                  Street   Carson
                                                  City, NV  89702
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
H.S. Loan Corporation    12/22/95   CA     242    9200 Oakdale       Holding company and    ActiveWashington Mutual,
                                                  Avenue             investor in mortgage         Inc.
                                                  Chatsworth, CA     loans                        89.19201 shares
                                                  91311                                           Californian Reconveyance
                                                                                                  Company    1.68696 shares
                                                                                                  Riverpoint
                                                                                                  Associates
                                                                                                  36.12103 shares

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Hamburg Glen Cove        05/22/85   NY     513    9200 Oakdale       N/A                    Inactive  Home Savings of
Development Corp.                                 Avenue                                              America
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Heritage Auxiliary       12/18/75   CA     277    9200 Oakdale       Trustee under deed of  Active    Washington Mutual
Company, Inc.                                     Avenue             trust                            Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Home Funding Corp.       2/23/89    DE     230    9200 Oakdale       Collateralized         Inactive  Home Savings of
                                                  Avenue             securities                       America
                                                  Chatsworth, CA     transactions
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Home Savings of America  05/10/91   CA     244    9200 Oakdale       Holding company/loan   Active    Washington Mutual
                                                  Avenue             investment                       Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
HS Loan Partners LLC     06/17/99   CA     245    9200 Oakdale       Purchases loans from   Active   FA California
                                                  Avenue             Washington Mutual               Aircraft Holding
                                                  Chatsworth, CA     Bank, FA                        Corp.     89.73%
                                                  91311                                              Washington Mutual,
                                                                                                     Inc.
                                                                                                     10.25% California
                                                                                                     Reconveyance
                                                                                                     Company       0.02%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Integrated Funding       08/01/79   CA     501    8900 Grand Oak     Provides financing to  Active    Western Financial
Company                                           Circle Tampa, FL   Aristar subsidiaries             Funding Company
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Irvine Corporate         12/21/94   CA     059    1201 Third Avenue  Holds interest in      Active    Washington Mutual
Center, Inc.                                      Seattle, WA 98101  WMICC Delaware                   Bank, FA
                                                                     Holdings LLC
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Ladue Service            12/17/71   MO     506    820 North Main     Trustee on Home's      Inactive  Home Savings of
Corporation                                       Street             deeds of trust in                America
                                                  Sikeston, MO       Missouri
                                                  63801
----------------------------------------------------------------------------------------------------------------------------

                     Schedule V to Agreement

                                     -9-

---------------------------------------------------------------------------------------------------------------------------
LBMC Asset Management,   03/02/99   DE     N/A    1100 Town &        N/A                    Inactive  Long Beach Mortgage
Inc.                                              Country Rd                                          Company
                                                  Orange, CA  92868
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Long Beach Mortgage      04/11/96   DE     130    1100 Town &        Subprime Residential   Active    Washington Mutual,
Company                                           Country Rd         Mortgages                        Inc.
                                                  Orange, CA  92868
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Long Beach Mortgage      02/10/99   DE     N/A    1100 Town &        N/A                    Active    Long Beach Mortgage
Securities corp.                                  Country Rd                                          Company
                                                  Orange, CA  92868
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Marion Holdings, Inc.    04/16/87   CA     103    9200 Oakdale       Holding company        Active    Washington Mutual
                                                  Avenue                                              Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Marion Street, Inc.      07/02/99   WA     123    12655 SW Center    REIT                   Active    Marion Holdings, Inc.
                                                  St.
                                                  Suite 500
                                                  Beverton, OR
                                                  97005
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Mayer Group, Inc.        04/29/59   CA     302    9200 Oakdale       Real estate            N/A       Coast Mortgage and
                                                  Avenue             development                      Realty Investors
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Mesa Water Company       05/06/66   CA     229    9200 Oakdale       Domestic water service Active    Ahmanson Land Company
                                                  Avenue
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Mill Maple Properties,   09/26/85   OR     519    1201 Third Avenue           N/A           Inactive  Washington Mutual
Inc.                                              Seattle, WA 98101                                   Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Morecula Development,    10/23/95   CA     055    1201 Third Avenue  Real estate            Active    Uniwest Service
Inc.                                              Seattle, WA 98101  development                      Corporation
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Murphey Favre Housing    10/09/87   WA     521    1201 Third Avenue  Residential real       Inactive  Murphey Favre
Managers, Inc.                                    Seattle, WA 98101  estate property                  Properties, Inc.
                                                                         manager
----------------------------------------------------------------------------------------------------------------------------
                   Schedule V to Agreement

                                      -10-

----------------------------------------------------------------------------------------------------------------------------
Murphey Favre            05/16/84   WA     008    1201 Third Avenue  Real estate and        Active    WM Financial, Inc.
Properties, Inc.                                  Seattle, WA 98101  limited partnership
                                                                     investments
----------------------------------------------------------------------------------------------------------------------------
New American Capital,    11/10/88   DE     052    1201 Third Avenue  Holding company        Active    Washington Mutual,
Inc.                                              Seattle, WA 98101                                   Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
New Town Service, LLC    1/13/99    MD     131    9324 Lakeside      Real estate            Active    Ahmanson Residential
                                                  Blvd.              management services              Development
                                                  Owings Mills, MD
                                                  21117
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Olympus Development      06/23/83   UT     067    1201 Third Avenue  Real estate            Active    WMF Utah Holdings
Company                                           Seattle, WA 98101  development                      Corp.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Oxford Ranch Inc.        01/07/93   CA     250    9200 Oakdale       Real property title    Active    Washington Mutual
                                                  Avenue             holding company                  Bank, FA
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Pacific Centre           06/17/99   CA     257    9200 Oakdale       Holds real estate      Active    FA California
Associates LLC                                    Avenue             developments                     Aircraft Holding
                                                  Chatsworth, CA                                      Corp.   62.29%
                                                  91311                                               Irvine Corporate
                                                                                                      Center,
                                                                                                      Inc
                                                                                                      31.21%
                                                                                                      Washington Mutual,
                                                                                                      Inc.
                                                                                                      5.44%
                                                                                                      ACD3
                                                                                                      1.03%
                                                                                                      Ahmanson Residential
                                                                                                      2
                                                                                                      0.03%

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Pioneer Properties, Inc. 02/22/71   WA     048    1201 Third Avenue  Real estate            Active    Washington Mutual,
                                                  Seattle, WA 98101  development                      Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Preston Properties       03/01/92   WA     045    1201 Third Avenue  Real estate            Inactive  Preston Ridge
California, Inc.                                  Seattle, WA 98101  development                      Financial Services
                                                                                                      Corporation
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Preston Ridge Financial  06/19/80   WA     004    1201 Third Avenue  Real estate            Inactive  Washington Mutual
Services Corporation                              Seattle, WA 98101  development                      Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Public Finance           06/16/59   WV     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Corporation     dba                               Circle Tampa, FL                                    Finance Corporation
Washington Mutual                                 33637
Finance
----------------------------------------------------------------------------------------------------------------------------

                   Schedule V to Agreement

                                      -11-

----------------------------------------------------------------------------------------------------------------------------
Public Loan Corporation  03/12/51   NV     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
                                                  Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Rivergrade Investment    10/26/93   CA     272    9200 Oakdale       Holding company        Active    WMB,
Corp.                                             Avenue                                              FA
                                                  Chatsworth, CA                                      258
                                                  91311                                               shares
                                                                                                      Home Savings of
                                                                                                      America      327.675
                                                                                                      shares    Ahmanson
                                                                                                      Marketing,
                                                                                                      Inc.        14.325
                                                                                                      shares
                                                                                                      Savings of America,
                                                                                                      Inc.
                                                                                                      150 shares
                                                                                                      Commercial Loan
                                                                                                      Partners
                                                                                                      250 shares
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Riverpoint Associates      N/A      CA  Partnershi9200 Oakdale       Holds real estate      Active    ACD2
                                           280    Avenue             developments                     81%  Ahmanson
                                                  Chatsworth, CA                                      Residential
                                                  91311                                               Development    19%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Royce Commercial         03/02/74   CA     117    2029 Century Park  Real estate brokerage  Active    New American
Brokerage Company,                                East Suite                                          Capital, Inc.
Inc., The                                         3750
                                                  L.A., CA  90067
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Savings of America, Inc. 04/11/83   CA     274    9200 Oakdale       Name holder and        Active    Washington Mutual
                                                  Avenue             investor in mortgage             Bank, FA
                                                  Chatsworth, CA     loans
                                                  91311
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SeaCoast Management,     09/30/82   WA     520    1201 Third Avenue  Management Company     Inactive  Washington Mutual
Inc.                                              Seattle, WA 98101                                   Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Seneca Holdings, Inc..   03/06/58   CA     300    9200 Oakdale       Holding Company        Active    Washington Mutual
                                                  Avenue                                              Bank
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Seneca Street, Inc.      07/02/99   WA     121    12655 SW Center    REIT                   Active    Seneca Holdings, Inc.
                                                  St.
                                                  Suite 500
                                                  Beverton, OR
                                                  97005
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Seville Realty, Inc.     04/10/81   TX     266    4606 FM 1960       Dormant - except for   Active    Home Savings of
                                                  West               use to access MLS                America
                                                  Suite              listing by Texas
                                                  215                appraisers/ real
                                                  Houston, TX  77069 estate brokers
----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Sierra Western Mortgage  06/09/83   CA     118    9401 Oakdale Ave.  Mortgage brokerage     Active    Walker & Lee, Inc.
Company                                           Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------

                   Schedule V to Agreement

                                      -12-



----------------------------------------------------------------------------------------------------------------------------
Silver Granite           10/26/93   CA     271    9200 Oakdale       Loan Investment        Active    Savings of America,
Investment Corp.                                  Avenue                                              Inc.
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Snohomish Securities,    02/07/90   CA     120    9200 Oakdale Ave.  Holding company        Active    Washington Mutual
Inc.                                              Chatsworth, CA                                      Bank, FA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SS Service Corporation   02/19/73   WA     046    1201 Third Avenue  Foreclosed property    Inactive  Washington Mutual
                                                  Seattle, WA 98101                                   Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Stonehedge Partners      06/17/99   CA     252    9200 Oakdale       Holds real estate      Active    Ahmanson
                                                  Avenue             developments                     Developments,
                                                  Chatsworth, CA                                      Inc.    100%
                                                  91311                                               R. L.. Hertel
                                                                                                      Constructors,
                                                                                                      Inc.         0%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
SunPoint Financial       06/13/85  FL      104    2601 10th Ave.     CMO issuance           Active    Washington Mutual
Corporation                                       No.     Lake                                        Bank, FA
                                                  Worth, FL 33461
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Sutter Bay Associates      N/A      CA     253    9200 Oakdale       Holds real estate      Active   FA California
LLC                                               Avenue             developments                    Aircraft Holding
                                                  Chatsworth, CA                                     Corp.       96.19%
                                                  91311                                              Ahmanson Residential
                                                                                                     2
                                                                                                     .43% Ahmanson
                                                                                                     Residential
                                                                                                     3.39%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Sutter Bay Corporation   11/05/96   CA     255    9200 Oakdale       Real property          Active    Ahmanson Residential
                                                  Avenue             development                      Development
                                                  Chatsworth, CA
                                                  91311                                               78.84438 shares

                                                                                                      Ahamsnon Residential
                                                                                                      2   9.94472 shares
                                                                                                      Riverpoint
                                                                                                      Associates
                                                                                                      44.51090 shares
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Tamarack, Inc.           09/28/76   TX     510    9200 Oakdale       Real property          Inactive  Home Savings of
                                                  Avenue             development                      America
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
University Street, Inc   07/02/99   WA     122    12655 SW Center    REIT                   Active    Marion Holdings, Inc.
                                                  St.
                                                  Suite 500
                                                  Beverton, OR
                                                  97005
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Uniwest Service          05/08/73   UT     054    4185 Harrison      Property management    Active    Washington Mutual
Corporation                                       Boulevard Ogden,                                    Bank
                                                  UT 84403
----------------------------------------------------------------------------------------------------------------------------
                 Schedule V to Agreement

                                      -13-



----------------------------------------------------------------------------------------------------------------------------
Walker & Lee,            09/04/58   CA     108    9401 Oakdale Ave.  Holding company        Active    New American
Inc.                                              Chatsworth, CA                                      Capital, Inc.
dba Great Western Real                            91311
Estate
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        09/30/94   WA     001    1201 Third Avenue  Consumer banking       Active    Washington Mutual,
Bank                                              Seattle, WA 98101                                   Inc.
dba's                                                                Commercial banking
Western                                                              (under dba's)
Bank
WM Business
Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual Bank   04/15/94  OTS     040    201 South Main     Consumer banking       Active    Washington Mutual,
fsb                                               Street                                              Inc.
                                                  Suite               (Federal Association)
                                                  180
                                                  Salt lake City,
                                                  UT  84111
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual Bank,  12/28/88  OTS     002    400 East Main St.  Consumer banking       Active    New American
FA                                                Stockton, CA                                        Capital, Inc.
                                                  95290               (Federal Association)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        05/28/97   CA     068    1201 Third Avenue  Holding company for    Active    Washington Mutual
Brokerage Holdings, Inc.                          Seattle, WA 98101  non-California                   Bank, FA
                                                                     subsidiaries of WMBFA
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual          N/A      DE     064    1201 Third Avenue  Trustee of preferred   Active    Washington Mutual,
Capital I                                         Seattle, WA 98101  stock                            Inc.

                                                                     Delaware business
                                                                           trust
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        11/21/90   CA     106    9200 Oakdale Ave.  Low/moderate income    Active    Washington Mutual
Community Development,                            Chatsworth, CA     housing                          Bank, FA
Inc.                                              91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        11/05/86   DE     802    8900 Grand Oak     Holding company        Active    Great Western
Finance Corporation                               Circle Tampa, FL                                    Service Corporation
                                                  33637                                               Two
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/11/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance Group, LLC                                Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/10/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance of Florida, LLC                           Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
                    Schedule V to Agreement

                                      -14-

----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/10/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance of Mississippi,                           Circle Tampa, FL                                    Finance Corporation
LLC                                               33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        03/14/62   NC     N/A    8900 Grand Oak     Consumer finance and   Active    Washington Mutual
Finance of North                                  Circle Tampa, FL   second mortgages                 Finance Corporation
Carolina, Inc.                                    33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/10/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance of North                                  Circle Tampa, FL                                    Finance Corporation
Carolina, LLC                                     33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/10/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance of Virginia, LLC                          Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        10/15/41   CA     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance, Inc.                                     Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual          N/A      LA     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance, Inc.                                     Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        03/14/62   OH     N/A    8900 Grand Oak     Mortgage lending       Active    Washington Mutual
Finance, Inc.                                     Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual          N/A      TX     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance, Inc.                                     Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual          N/A      UT     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance, Inc.                                     Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        04/11/2000 DE     N/A    8900 Grand Oak     Consumer finance       Active    Washington Mutual
Finance, LLC                                      Circle Tampa, FL                                    Finance Corporation
                                                  33637
----------------------------------------------------------------------------------------------------------------------------
                    Schedule V to Agreement

                                      -15-

----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        12/23/94   MT     065    1201 Third Avenue  Insurance agency       Active    WMF Utah Holdings
Insurance Brokerage                               Seattle, WA 98101                                   Corp.
Services, Inc.
(dba Washington Mutual
Insurance Agency in UT)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        02/06/64   TX     262    5000 Rivergrade    Managing general       Active    New American
Insurance Services                                Road Chatsworth,   insurance agency                 Capital, Inc.
Managing General                                  CA 91311
Agency, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        05/24/94   ID     014    8620 West Emerald  Idaho insurance agency Active    WMF Utah Holdings
Insurance Services of                             Street Suite                                        Corp.
Idaho, Inc.                                       120
                                                  Boise, ID 83707
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        06/21/85   CA     233    17877 Von Karman   Insurance agency       Active    Washington Mutual
Insurance Services, Inc.                          Ave.                                                Bank, FA
                                                  Fourth Floor
                                                  Irvine, CA  92614
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual        06/13/89   TX     289    3003 S. Loop West  General insurance      Active    Washington Mutual
Insurance Services, Inc.                          Houston, TX  77054 agency                           Insurance  Services,
                                                                                                      Inc. (%100
                                                                                                      indirectly
                                                                                                      controlled)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.  08/17/94   WA     070    1201 Third Avenue  Holding company        Active    Publicly traded on
                                                  Seattle, WA 98101                                   NYSE
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Washington Reconveyance  01/26/96   WA     112    9200 Oakdale       Trustee under real     Active    California
Company                                           Chatsworth, CA     estate deeds of trust            Reconveyance Company
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Western Credit           08/04/88   OR     N/A    290 South Fourth   Consumer lending       Active    Washington Mutual
Services, Co.                                     Street  Coos Bay,                                   Finance Corporation
                                                  OR 97420-0242
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Western Equity           10/09/79   CO     517           N/A         N/A                    Inactive  Western Mortgage
Corporation                                                                                           Loan Corporation
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Western Financial        10/06/72   CA     N/A    8900 Grand Oak     Provides financing to  Active    Washington Mutual
Funding Company                                   Circle Tampa, FL   Washington Mutual                Finance Corporation
                                                  33637              Finance Corporation
                                                                     subsidiaries
----------------------------------------------------------------------------------------------------------------------------
                 Schedule V to Agreement

                                      -16-


----------------------------------------------------------------------------------------------------------------------------
Western Mortgage Loan    06/26/50   UT     516    4135 Harrison      Real estate lending    Active    Washington Mutual
Corporation                                       Boulevard Ogden,                                    Bank
                                                  UT 84403
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Western National         01/03/79   CA     119    9401 Oakdale Ave.  Real estate brokerage  Inactive  Walker & Lee, Inc.
Realtors, Inc. dba                                Chatsworth, CA
Great Western Real                                91311
Estate
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Western Service Co.      04/26/65   OR     518    290 South Fourth   Real estate holding    Inactive  Washington Mutual
                                                  Street Coos Bay,   company; insurance               Bank
                                                  OR 97420-0242      agency
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Advisors, Inc.        03/24/44   WA     015    1201 Third Avenue  Registered investment  Active    New American
                                                  Seattle, WA 90101  advisor                          Capital, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Enterprises &         04/29/94   WA     012    1201 Third Avenue  To hold bank stock     N/A       Washington Mutual
Holdings, Inc.                                    Seattle, WA 98101  under 12 CFR                     Bank
                                                                     362.4(b)(4)(ii)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Financial Services,   07/01/44   WA     005    1201 Third Avenue  Securities brokerage   Active    Washington Mutual
Inc.                                              Seattle, WA 98101  under 12 CFR 545.74              Brokerage Holdings,
                                                                                                      Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Financial, Inc.       01/13/82   WA     006    1201 Third Avenue  Holding company        Active    Washington Mutual
                                                  Seattle, WA 98101                                   Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Funds Distributor,    04/17/77   WA     016    1201 Third Avenue  Mutual fund            Active    WM Advisors, Inc.
Inc.                                              Seattle, WA 98101  distributor
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Insurance Agency,     07/02/73   WA     027    1201 Third Avenue  Insurance agency       Active    Washington Mutual
Inc.                                              Seattle, WA 98101                                   Bank
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WM Interactive, Inc.     11/21/96   WA     042    1201 Third Avenue  Investment in          Active    Washington Mutual
                                                  Seattle, WA  98101 Integrion for home               Bank
                                                                     banking services.
----------------------------------------------------------------------------------------------------------------------------
                   Schedule V to Agreement

                                      -17-



----------------------------------------------------------------------------------------------------------------------------
WM Mortgage Reinsurance  02/28/2000 HI     136     745 Fort          Reinsures private      Active    Washington Mutual
Company, Inc.                                     Street,            mortgage insurers                Bank
                                                  Suiite
                                                  800
                                                  Honolulu, HI 96813
----------------------------------------------------------------------------------------------------------------------------
WM Shareholder           11/17/86   WA     025    1201 Third Avenue  Fund transfer agent    Active    WM Advisors, Inc.
Services, Inc.                                    Seattle, WA 98101  and shareholder
                                                                         service
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMBFA Insurance Agency,  12/08/88   CA     062    1201 Third Avenue  Insurance (annuities)  Active    Washington Mutual
Inc.                                              Seattle, WA 98101  agency                           Bank, FA
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMF Utah Holdings Corp.  10/22/76   UT     066    1201 Third Avenue  Holding company for    Active    Washington Mutual
                                                  Seattle, WA 98101  non-Utah insurance               Bank fsb
                                                                        agencies
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMFS Insurance Services  03/09/89   ID     026    1201 Third Avenue  Insurance (annuities)  Active    WM Financial
of Idaho, Inc.                                    Seattle, WA 98101  agency                           Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
WMFS Insurance Services  02/08/2000 NV     135    1201 Third Avenue  Insurance (annuities)  Active    WM Financial
of Nevada, Inc.                                   Seattle, WA 98101  agency                           Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
WMFS Insurance           05/24/94   CA     058    1201 Third Avenue  Insurance (annuities)  Active    WM Financial
Services, Inc.                                    Seattle, WA 98101  agency                           Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMGW Delaware Holdings   6/16/99    DE     290    9200 Oakdale       Commercial             Active  FA California Aircraft
LLC                                               Avenue             leasing/lending                Holding Corp.   100%
                                                  Chatsworth, CA                                    in Series E
                                                  91311                                             Ahmanson GGC

                                                                                                    LLC
                                                                                                    100%
                                                                                                    in
                                                                                                    Series
                                                                                                    D
                                                                                                    HS
                                                                                                    Loan
                                                                                                    Partners
                                                                                                    LLC
                                                                                                    100%
                                                                                                    in
                                                                                                    Series
                                                                                                    C
                                                                                                    Sutter
                                                                                                    Bay
                                                                                                    Associates
                                                                                                    LLC
                                                                                                    100%
                                                                                                    in
                                                                                                    Series
                                                                                                    A&B
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMHFA Delaware Holdings  6/21/99    DE     296    9200 Oakdale       Holds real property    Active    Pacific Centre
LLC                                               Avenue             contributed by WMI               Associates LLC
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
WMICC Delaware Holdings  6/21/99    DE     298    9200 Oakdale       Holds real property    Active    Pacific Centre
LLC                                               Avenue             contributed by Irvine            Associates LLC
                                                  Chatsworth, CA     Corporate Center
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
                 Schedule V to Agreement

                                      -18-

----------------------------------------------------------------------------------------------------------------------------
WMRP Delaware Holdings   6/21/99    DE     297    9200 Oakdale       Holds real property    Active    Pacific Centre
LLC                                               Avenue             contributed by WMB, FA           Associates LLC
                                                  Chatsworth, CA
                                                  91311
----------------------------------------------------------------------------------------------------------------------------
                            Schedule V to Agreement





                                                                       EXHIBIT A


                       [Form of Assignment and Acceptance]

                            ASSIGNMENT AND ACCEPTANCE

            Reference is made to the 364-Day Amended and Restated Credit Agreement dated as of August 10, 2000 (as amended and in effect on the date hereof, the "Agreement"), between Washington Mutual, Inc., Washington Mutual Finance Corporation, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Agreement are used herein with the same meanings.

            The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Agreement, including the interests set forth below in the Commitment of the Assignor on the Assignment Date and Competitive Loans and Syndicated Loans owing to the Assignor which are outstanding on the Assignment Date, together with unpaid interest accrued on the assigned Loans to the Assignment Date, and the amount, if any, set forth below of the fees accrued to the Assignment Date for account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

            This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Agreement.

            This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York.

                           Assignment and Acceptance

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date")1:
  ---------------
                                                          Percentage Assigned of
                                                          Facility/Commitment
                                                          (set forth, to at
                                Principal Amount          least 8 decimals, as a
                                Assigned (and             percentage of the
                                identifying               Facility and the
                                information as to         aggregate Commitments
                                individual                of all Lenders
Facility                        Competitive Loans)        thereunder)
--------                        ------------------        ----------------------

Commitment Assigned:            $                                            %

Syndicated Loans:

Competitive Loans:

Fees Assigned (if any):


The terms set forth above and below are hereby agreed to:

                                    [NAME OF ASSIGNOR]      , as Assignor
                                    ------------------------


                                    By:_________________________
                                       Name:
                                       Title:


                                    [NAME OF ASSIGNEE]      , as Assignee
                                    ------------------------


                                    By:_________________________
                                       Name:
                                       Title:


---------------------------------
1 Must be at least five Business Days after execution hereof by all required parties.


                           Assignment and Acceptance

The undersigned hereby consent to the within assignment:2


WASHINGTON MUTUAL, INC.


By:_________________________
   Name:
   Title:

WASHINGTON MUTUAL FINANCE CORPORATION


By:_________________________
   Name:
   Title:

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By:_________________________
   Name:
   Title:













------------------
2 Consents to be included to the extent required by Section 9.04(b) of the Agreement.

                           Assignment and Acceptance

                                                                       EXHIBIT B


                 [Form of Opinion of Counsel to the Borrowers]


August ___, 2000


To the Lenders Party to the Agreement
Referred to Below and The Chase Manhattan Bank, as Administrative Agent

Re:         Washington Mutual, Inc./Washington Mutual Finance Corporation

Ladies and Gentlemen:

            We have acted as counsel to Washington Mutual, Inc., a Washington corporation ("WMI") and its wholly owned, indirect subsidiary Washington Mutual Finance Corporation, a Delaware corporation ("Finance" and together with WMI, the "Borrowers"), in connection with the 364 Day Amended and Restated Credit Agreement, dated August 10, 2000, between the Borrowers, the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent (the "Agreement"). This opinion is rendered to you pursuant to Section 4.01(b) of the Agreement. Capitalized terms used without definition in this opinion have the meanings given to them in the Agreement.


                                       I.

            We have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion upon our review of the following records, documents, instruments and certificates and such additional certificates relating to factual matters as we have deemed necessary or appropriate for our opinion:

            A. The Agreement;

            B. The Articles of Incorporation of the WMI certified by the Washington Secretary of State as of August _____, 2000, and certified to us by an officer of WMI as being complete and in full force and effect as of the date of this opinion and the Articles of Incorporation of Finance certified by the Delaware Secretary of State as of August ____, 2000, and certified to us by an officer of Finance as being complete and in full force and effect as of the date of this opinion;

            C. The Bylaws of WMI certified to us by an officer of WMI as being complete and in full force and effect as of the date of this opinion, and the Bylaws of Finance


                      OPINION OF COUNSEL TO THE BORROWERS

                                       -2-
      certified to us by an officer of Finance as being complete and in full force and effect as of the date of this opinion;

            D. Records certified to us by an officer of WMI as constituting all records of proceedings and actions of the board of directors of WMI relating to the transactions contemplated by the Agreement, and records certified to us by an officer of Finance as constituting all records of proceedings and actions of the board of directors of Finance relating to the transactions contemplated by the Agreement;

            E. A Certificate of Existence/Authorization relating to WMI issued by the Washington Secretary of State, dated August _____, 2000, and a certificate relating to Finance's incorporation and good standing issued by the Delaware Secretary of State, dated August ___, 2000; and

            F. Certificates relating to the Subsidiaries listed in Annex I to this opinion, specifically (i) in the case of Washington Mutual Bank, a Certificate of Good Standing issued by the Washington State Department of Financial Institutions, and (ii) in the case of Washington Mutual Bank, FA., a Certificate of Corporate Existence issued by the Office of Thrift Supervision.

            Our opinions expressed in Paragraphs 1, 2, 3 and 4 of Part III as to the due incorporation/organization and valid existence of WMI, Finance and the Subsidiaries listed in Annex I hereto is based solely upon the certificates enumerated in paragraphs E and F above. We have made no additional investigation after the respective dates of those Certificates of Existence/Authorization in rendering our opinion expressed in Paragraphs 1, 2, 3 and 4 of Part III.

            In connection  with our opinions in Paragraphs 10 and 11 of Part III relating to the  agreements  and  instruments  of WMI and  Finance,  we have not reviewed, and express no opinion on, (i) financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance, (ii) provisions relating to the occurrence of a "material adverse event" or words of similar import or (iii) parol evidence bearing on interpretation or construction. Moreover, to the extent that any agreement or instrument is governed by the laws of any jurisdiction other than the State of Washington, our opinion relating to those agreements and instruments is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements and instruments.

            Where our opinion relates to our "knowledge," that knowledge is based upon our examination of the records, documents, instruments and certificates enumerated or described above and the actual contemporaneous knowledge of attorneys in this firm who are currently involved in legal representation of WMI and Finance in connection with the Agreement. We have not examined any records of any court, administrative tribunal or other similar entity in connection with our opinion.



                   OPINION OF COUNSEL TO THE BORROWERS

                                       II.

            We express no opinion as to:

            (a) The applicable choice of law rules that may affect the interpretation or enforcement of the Agreement.

            (b) Any securities, tax, anti-trust, land use, safety, environmental or hazardous materials laws, rules or regulations or laws, rules or regulations applicable to either the lenders party to the Agreement or to the Administrative Agent by virtue of their status as financial institutions engaged in business of the type exemplified by the Agreement.

            (c) The effect on the respective obligations of WMI and Finance, and your rights, under the Agreement of laws relating to fraudulent transfers and fraudulent obligations set forth in Sections 544 and 548 of the federal Bankruptcy Code and Chapter 19.40 of the Revised Code of
      Washington. We have been advised by you or your counsel that you have obtained financial information and other knowledge of the credit facilities, operations and business plan of WMI and Finance sufficient to satisfy you that (i) neither WMI nor Finance was either insolvent or inadequately capitalized immediately before the consummation of the transactions contemplated by the Agreement, (ii) consummation of the transactions contemplated by the Agreement will not render either WMI or Finance insolvent or inadequately capitalized and (iii) neither WMI nor Finance intended to incur, nor believed or reasonably should have believed that it would incur, debts which it would not be able to pay as they mature.

            This opinion is limited to the federal laws of the United States of America, the laws of the State of Washington, and the Delaware General Corporation Law as it relates to corporate formalities, and we disclaim any opinion as to the laws of any other jurisdiction. We further disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative opinion.


                                      III.

            Based upon the foregoing and our examination of such questions of law as we have deemed necessary or appropriate for the purpose of our opinion, and subject to the limitations and qualifications expressed below, it is our opinion that:


1. WMI has been duly incorporated and is validly existing under the laws of the State of Washington.

2. Finance has been duly incorporated and is validly existing under the laws of the State of Delaware.


                   OPINION OF COUNSEL TO THE BORROWERS

3. Washington Mutual Bank, a Subsidiary of WMI listed in Annex I hereto, has been duly organized under the laws of the State of Washington and is authorized to transact a stock savings bank business in the State of Washington.

4. Washington Mutual Bank, FA, a Subsidiary of WMI listed in Annex I hereto, has been duly chartered under the laws of the United States and its charter is in full force and effect.

5. WMI has all requisite corporate power and corporate authority to enter into and perform its obligations under the Agreement, to own its properties and to carry on its business as, to our knowledge, it is now conducted.

6. Finance has all requisite corporate power and corporate authority to enter into and perform its obligations under the Agreement, to own its properties and to carry on its business as, to our knowledge, it is now conducted.

7. The Agreement has been duly authorized by all necessary corporate action on the part of the Borrowers and has been duly executed and delivered on behalf of the Borrowers.

8. Assuming that a court holds that the laws of the State of Washington govern the interpretation and enforcement of the Agreement, rather than the laws of the State of New York as stated in the Agreement, the Agreement is a valid and binding obligation of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. We express no opinion as to whether the laws of the State of New York or the laws of the State of Washington, or the laws of any other jurisdiction, would be held to govern the interpretation and enforcement of the Agreement.

9. No governmental consents, approvals, authorizations, registrations, declarations or filings are required for the execution and delivery of the Agreement on behalf of the Borrowers and consummation by the Borrowers of the transactions contemplated by the Agreement except such as have been obtained or made.

10. Neither the execution and delivery of the Agreement on behalf of WMI nor the borrowing of money by WMI contemplated by the Agreement (i) conflicts with any provision of the Articles of Incorporation or Bylaws of WMI, (ii) violates any law applicable to WMI or (iii) results in a breach or violation of, or constitutes a default under, any term of any agreement or instrument of which we have knowledge to which WMI is a party or by which WMI is bound or to which WMI is subject.

11. Neither the execution and delivery of the Agreement on behalf of Finance nor the borrowing of money by Finance contemplated by the Agreement (i) conflicts with any provision of the Articles of Incorporation or Bylaws of Finance, (ii) violates any law applicable to Finance or (iii) results in a breach or violation of, or constitutes a default under, any term of any agreement or

                  OPINION OF COUNSEL TO THE BORROWERS
instrument of which we have knowledge to which Finance is a party or by which Finance is bound or to which Finance is subject.

12. We do not have knowledge of any action, suit or proceeding against Finance or WMI that is either pending or has been threatened in writing reasonably likely to have a material adverse effect, other than those set forth in Schedule III to the Agreement.

                                       IV.

            We further advise you that:


                  (a) As noted, the enforceability of the Agreement is subject to the effect of general principles of equity. These principles include, without limitation, concepts of commercial reasonableness, materiality and good faith and fair dealing. Assuming that a court holds that the laws of the State of Washington govern the interpretation and enforcement of the Agreement, as applied to the Agreement, these principles will require you to act reasonably, in good faith and in a manner that is not arbitrary or capricious in the administration and enforcement of the Agreement and will preclude you from invoking penalties for defaults that bear no reasonable relation to the damage suffered or that would otherwise work a forfeiture.

                  (b) The effectiveness of indemnities, rights of contribution, exculpatory provisions and waivers of the benefits of statutory provisions may be limited on public policy grounds.

                  (c) Assuming that a court holds that the laws of the State of Washington govern the interpretation and enforcement of the Agreement, pursuant to RCW 4.84.330, any provision in an agreement requiring a party to pay another party's attorneys' fees and costs in actions to enforce the provisions of such agreement will be construed to entitle the prevailing party in any action, whether or not that party is the specified party, to be awarded its reasonable attorneys' fees, costs and necessary disbursements.

                  (d) Provisions of the Agreement requiring that waivers must be in writing may not be binding or enforceable if a non-executory oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver.

                                       V.

            This opinion is rendered to each Lender party to the Agreement and The Chase Manhattan Bank in connection with the Agreement and is solely for their benefit. This opinion may not be relied upon by any other person, firm, corporation or other entity, except any person, firm, corporation or other entity that acquires an interest in the loans contemplated by the

                      OPINION OF COUNSEL TO THE BORROWERS

Agreement, without our prior written consent. We disclaim any obligation to advise you of any change of law that occurs, or any facts of which we become aware, after the date of this opinion.



                                    Very truly yours,

                                    HELLER EHRMAN WHITE & McAULIFFE LLP


                       OPINION OF COUNSEL TO THE BORROWERS

                                     ANNEX I

            ENTITY                                    JURISDICTION

      Washington Mutual Bank                          Washington

      Washington Mutual Bank, FA                      Organized under the laws
                                                      of the United States





                      OPINION OF COUNSEL TO THE BORROWERS

Prepared by:
                  ------------------------------

Signed by:
            ------------------------------

Approved by:
                  ------------------------------

Date of Approval:
                  ------------------------




                      OPINION OF COUNSEL TO THE BORROWERS

                                                                       EXHIBIT C



               [Form of Opinion of Special New York Counsel to Chase]



                                                                __________, 2000


To the Lenders party to the Agreement referred to below and The Chase Manhattan Bank, as Administrative Agent



Ladies and Gentlemen:

            We have acted as special New York counsel to The Chase Manhattan Bank ("Chase") in connection with the 364-Day Amended and Restated Credit Agreement (the "Agreement") dated as of August 10, 2000, between Washington Mutual, Inc. ("WAMU"), Washington Mutual Finance Corporation ("Finance" and, together with WAMU, the "Borrowers"), the lenders party thereto and Chase, as Administrative Agent, providing for loans to be made by said lenders to the Borrowers in an aggregate principal amount not exceeding $1,200,000,000. Terms defined in the Agreement are used herein as defined therein. This opinion letter is being delivered pursuant to Section 4.01(c) of the Agreement.

            In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

            (a)   the Agreement; and

            (b) such records of the Borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

            In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Agreement.

            In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

     (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions expressed below as to

                  OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE the Borrowers) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii) all signatories to such documents have been duly authorized; and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that the Agreement constitutes the legal, valid and binding obligation of the Borrowers, enforceable against each Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            The foregoing opinions are subject to the following comments and qualifications:

            (A) The enforceability of Section 9.03 of the Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            (B) The enforceability of provisions in the Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
      York) that limit the interest, fees or other charges such Lender may impose, (ii) the last sentence of Section 2.16(d) of the Agreement and
      (iii) Section 9.09(b) of the Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Agreement.

            The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

     At the request of our client, this opinion letter is, pursuant to Section 4.01(c) of the Agreement, provided to you by us in our capacity as special New York counsel to Chase and

            OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE

                                       -3-
may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Agreement without, in each instance, our prior written consent.

                                          Very truly yours,


RJW/WFC


                  OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE